UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant 

Check the appropriate box:
	Preliminary Proxy Statement
	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
	Definitive Additional Materials
	Soliciting Material under Rule 14a-12

RAPTOR PHARMACEUTICAL CORP.

(Name of the Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

Raptor Pharmaceutical Corp. (the “Company”) is filing this Amendment No. 1 to its Definitive Proxy Statement (the “Amended Filing”) for the Company’s 2010 annual meeting of stockholders to be held on March 9, 2010 to amend its Definitive Proxy Statement (the “Original Filing”) for the annual meeting, as filed with the Securities and Exchange Commission on February 5, 2010.

The Company is filing this Amended Filing to correct the number of new shares of common stock reserved for issuance under the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan (the “Plan”) and the number of shares of common stock available for issuance under the Company’s existing incentive plans that are being added to the reserve of shares that are authorized and available for issuance pursuant to the Plan, as set forth under “Proposal No. 3: Approval of the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan—Background” and “—Summary” on page 17 and in Section 3(a) of the Plan attached as Appendix A to the proxy statement.   The total number of shares reserved for issuance under the Plan is unchanged (3,000,000 shares).

For the convenience of the reader, this Amended Filing sets forth the Original Filing in its entirety.  The sections of the Original Filing that were not amended are unchanged and continue in full force and effect as originally filed.

RAPTOR PHARMACEUTICAL CORP.
9 Commercial Blvd.
Suite 200
Novato, California 94949
(415) 382-8111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 9, 2010

Dear Stockholders of Raptor Pharmaceutical Corp.:

On behalf of the board of directors of Raptor Pharmaceutical Corp., a Delaware corporation, we are pleased to deliver the accompanying proxy statement for our annual meeting of stockholders to be held at 2:00 p.m., local time, on March 9, 2010 at our corporate offices at 9 Commercial Blvd., Suite 200, Novato, California 94949, for the following purposes:

1. To elect five directors to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified.

2. To ratify the appointment by the audit committee of our board of directors of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2010.

3.  To approve the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan.

4.  To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The foregoing matters are described more fully in the accompanying proxy statement.  Our board of directors has fixed February 1, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, our annual meeting and any adjournment or postponement thereof. Only holders of record of shares of our common stock at the close of business on the record date are entitled to notice of, and to vote at, our annual meeting.  This notice is first being mailed to all stockholders of record entitled to vote at our annual meeting on or about February 12, 2010.

YOUR VOTE IS IMPORTANT.  PLEASE READ THE PROXY STATEMENT CAREFULLY.  EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. AS INSTRUCTED ON THE PROXY CARD, THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR INTERNET, YOU DO NOT HAVE TO MAIL IN YOUR PROXY CARD. VOTING IN ADVANCE BY MAIL, TELEPHONE OR INTERNET WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING (AND VOTES CAST AT THE ANNUAL MEETING WILL SUPERSEDE VOTES PREVIOUSLY SUBMITTED BY YOU), BUT IT WILL HELP TO ENSURE A QUORUM AND AVOID ADDED COSTS.

By Order of the Board of Directors,

/s/ Christopher M. Starr
Chief Executive Officer and Director
Novato, California
February 4, 2010

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 9, 2010.

The proxy statement and annual report to security holders are available at https://materials.proxyvote.com/75382F

TABLE OF CONTENTS

GENERAL INFORMATION	1
Purpose of the Meeting	1
Record Date; Outstanding Shares	2
Voting	2
Quorum; Required Vote; Absentions; Broker Non-Votes	4
Expenses	5
How to Obtain Directions to Location of Our Annual Meeting of Stockholders	5
Internet Availability of Proxy Materials	5
Note Regarding Our Recent Merger	6
PROPOSAL NO. 1: ELECTION OF DIRECTORS	7
Information about the Nominees	7
Directors	7
Meetings and Committees of the Board of Directors	8
Audit Committee	9
Compensation Committee	10
Corporate Governance and Nominating Committee	10
Independence of Our Board of Directors	11
Director Compensation	11
Code of Ethics	13
Required Vote	13
PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
Required Vote	15
PROPOSAL NO. 3: APPROVAL OF THE RAPTOR PHARMACEUTICAL CORP. 2010 STOCK INCENTIVE PLAN	17
Background	17
Summary of the Plan	17
Expected Tax Consequences	20
Required Vote	21
MANAGEMENT	22
Relationships Among Executive Officers and Directors	23
Executive Compensation and Option Grants	23
Compensation Committee Interlocks and Insider Participation	39
REPORT OF THE COMPENSATION COMMITTEE OF THE RAPTOR BOARD OF DIRECTORS	40
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	41
Review Approval of Ratification of Transactions with Related Persons	41
The Company	41
Raptor Pharmaceuticals Corp.	41
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT	42
REPORT OF OUR AUDIT COMMITTEE	43
OTHER MATTERS	44
Section 16(a) Beneficial Ownership Reporting Compliance	44
Information on Our Website	44
Trademark Notice	44
Stockholder Proposals	45
Communication with our Board of Directors	45
Delivery of this Proxy Statement to Multiple Stockholders with the Same Address	45

RAPTOR PHARMACEUTICAL CORP.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 9, 2010

GENERAL INFORMATION

This proxy statement is being furnished to holders of common stock, par value $0.001 per share, of Raptor Pharmaceutical Corp., a Delaware corporation (unless the context otherwise requires, references herein to “Raptor,” “the Company,” “we,” “us” and “our” refer to Raptor Pharmaceutical Corp. together with its subsidiaries), in connection with the solicitation of proxies by our board of directors for use at our 2010 annual meeting of stockholders to be held on March 9, 2010, at 2:00 p.m. local time at our corporate offices located at 9 Commercial Blvd., Suite 200, Novato, California 94949, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice to stockholders. The specific proposals are described in more detail in this proxy statement. This proxy statement, the notice to stockholders, the accompanying form of proxy card and our annual report to stockholders are first being mailed to stockholders of record as of the close of business on February 1, 2010, the record date for the annual meeting, on or about February 12, 2010.

By properly completing and returning your proxy card, you will appoint Christopher M. Starr, Ph. D. and Kim R. Tsuchimoto as your proxies at the annual meeting. Your proxies will vote your shares as you instruct. If you sign and return your proxy card but fail to instruct how to vote your shares, Dr. Starr or Ms. Tsuchimoto will vote your shares “FOR” the slate of directors nominated by our board of directors unless the authority to vote for the election of any such nominee is withheld, and if no contrary instructions are given, “FOR” the appointment of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2010 and “FOR” the approval of the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan. This way your shares will be voted whether or not you attend. We recommend that you vote by proxy in advance of the annual meeting even if you plan to attend just in case your plans change and you are unable to attend.

The board of directors does not know of any matters to be presented at the annual meeting other than those listed on the notice to stockholders and described in this proxy statement. If another matter is properly brought before the meeting or any adjournment or postponement thereof, your proxies will vote your shares in accordance with their judgment if you have competed your proxy card and authorized them to do so.

The board of directors encourages you to attend the annual meeting in person. If you decide to change your vote, you may revoke your proxy any time before your vote is cast at the annual meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) submitting a signed proxy card bearing a date later than the date of the prior proxy card, or (iii) attending the annual meeting and voting in person.  Attendance at the annual meeting will not, in itself, constitute revocation of your proxy.

Our principal executive offices are located at 9 Commercial Blvd., Suite 200, Novato, California 94949 and our telephone number is (415) 382-8111 or toll free in the U.S. and Canada only (877) RAPTOR9 (877-727-8679).

Purpose of the Meeting

At our 2010 annual meeting, stockholders will be asked to consider and vote upon the following matters:

1.	Proposal No. 1 – to elect five directors to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified;
2.
Proposal No. 2 – to ratify the appointment by the audit committee of our board of directors of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2010;

3.	Proposal No. 3 - to approve the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan; and
4.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Record Date; Outstanding Shares

Who is entitled to vote?

Only stockholders of record at the close of business on February 1, 2010 are entitled to notice of and to vote at the annual meeting and any adjournment thereof. Such stockholders are entitled to cast one vote, in person or by proxy, for each share of common stock outstanding in his, her or its name on the books of the Company as of the record date on all matters properly submitted for the vote of stockholders at the annual meeting. The authorized capital stock of the Company consists of: (i) One Hundred Fifty Million (150,000,000) shares of common stock, of which 22,455,365 shares were issued and outstanding as of the close of business on the record date, and (ii) Fifteen Million (15,000,000) shares of preferred stock, par value $0.001 per share, of the Company, none of which were issued and outstanding as of the close of business on the record date. For information regarding security ownership by management and by the beneficial owners of more than 5% of our common stock, see the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners, Directors and Management.”

 Voting

 Most stockholders have three options for submitting their votes prior to the annual meeting: (1) via the Internet, (2) by telephone or (3) by mail. If your proxy card allows for Internet voting and you have Internet access, the Company encourages you to record your vote on the Internet. It is convenient, and it saves the Company significant postage and processing costs. In addition, when voting via the Internet or by telephone prior to the meeting date, your vote is recorded immediately, and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.

  How do I vote if I am a registered stockholder?

You may vote by mail. If you are a registered stockholder (that is, if you hold your shares of common stock directly and not in street name), you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage prepaid envelope. Your shares will then be voted at the annual meeting in accordance with your instructions.

You may vote via the Internet.  Go to the web address http://www.proxyvote.com and follow the instructions for Internet voting shown on the proxy card mailed to you.

You may vote by telephone.  Call toll-free 1-800-PROXIES (1-800-776-9437) from a touch tone telephone and follow the instructions for telephone voting shown on the proxy card mailed to you.

You may vote in person at the annual meeting. If you are a registered stockholder and attend the annual meeting (please bring a valid, government-issued photo identification, such as a driver’s license or a passport to authenticate your identity and for entrance to the annual meeting), you may deliver your completed proxy card in person. If you attend the annual meeting, you may also submit your vote in person, and any previous votes that were submitted by you will be superseded by the vote that you cast at the annual meeting.

Am I entitled to vote if my shares are held in “street name”?

Yes, if a bank or brokerage firm holds your shares of common stock in “street name” for you, you are considered the “beneficial owner” of such shares. If your shares are held in “street name,” these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct the record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. Brokers holding shares of common stock in “street name” who are members of a stock exchange are required by the rules of the exchange to transmit this proxy statement to the beneficial owner of the shares of common stock and to solicit voting instructions with respect to the matters submitted to the stockholders.

How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares of common stock registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization (rather than from the Company). Your broker, bank, or other agent may permit you to vote your shares electronically, by telephone, or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder using such services. Also, please be aware that the Company is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

 What if I do not provide voting instructions for my shares of common stock on my proxy card or, with respect to such shares held in “street name,” to my bank, brokerage firm, or other agent?

All shares entitled to vote and represented by properly executed proxy cards received prior to the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions indicated on those proxy cards.

 If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted: “FOR” the election of the director nominees unless the authority to vote for the election of any such nominee is withheld, if no contrary instructions are given, “FOR” ratification of the appointment of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2010 and “FOR” the approval of the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan. If any other matters are properly presented for consideration at the annual meeting, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment, and authority to do so is included in the proxy.

If you do not give instructions to your bank, brokerage firm, or other agent, by the date specified in the statement accompanying such material, it will nevertheless be entitled to vote your shares of common stock in its discretion on “routine matters” and may give or authorize the giving of a proxy to vote the shares of common stock in its discretion on such matters.  The ratification of independent public accountants is generally a routine matter whereas the election of directors and action with respect to incentive plans are not considered routine matters.  Absent your instructions, the record holder will not be permitted to vote your shares on non-routine matters, which are referred to as “broker non-votes,” including any non-routine matters properly brought before the annual meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal.

 Who can attend the annual meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the annual meeting. If you plan on voting at the annual meeting, you must bring a valid, government-issued photo identification, such as a driver’s license or a passport, to authenticate your identity.

May I attend the annual meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the annual meeting. If your shares are held in “street name” (i.e., you are not a registered holder) and you wish to attend the annual meeting and/or vote in person, you must bring your broker or bank voter instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring a valid, government-issued photo identification, such as a driver’s license or a passport, to authenticate your identity.

Can I change my vote after I submit my proxy card?

Yes, you may revoke your proxy given pursuant to this solicitation and change your vote any time before your shares are voted at the annual meeting:

•
if you are a registered stockholder, by filing a written notice of revocation bearing a later date than the previously submitted proxy card with our Corporate Secretary before the taking of the vote at the annual meeting;

•
by duly executing and submitting a later dated, properly completed proxy card relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote at the annual meeting; or

•	by attending the annual meeting and voting in person (attendance at the annual meeting will not in and of itself constitute a revocation of a proxy).

Any written notice of revocation or subsequently submitted proxy card must be received by our Corporate Secretary prior to the taking of the vote at the annual meeting. Such written notice of revocation or subsequently submitted proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to Raptor Pharmaceutical Corp., 9 Commercial Blvd., Suite 200, Novato, California 94949, Attention: Corporate Secretary. Stockholders whose shares are held in “street name” should consult with their broker or nominee concerning the method for revoking their proxy.

Who will count the votes?

 Our transfer agent, American Stock Transfer & Trust, will tabulate and certify the votes. Our Corporate Secretary will serve as the inspector of election at the annual meeting.

How does the board of directors recommend that I vote on the proposals?

Our board of directors recommends that you vote “FOR” each proposal described in this proxy statement.

Will any other business be conducted at the meeting?

We do not currently anticipate that any other matters will be raised at the annual meeting. If any other matter properly comes before the stockholders for a vote at the annual meeting, however, your proxy (one of the individuals named on your proxy card) will vote your shares in accordance with his or her best judgment if you so authorize.

Quorum; Required Vote; Abstentions; Broker Non-Votes

 How many shares must be present to hold the meeting?

Holders of a majority of the outstanding shares of common stock issued and outstanding as of the record date and entitled to vote at the annual meeting, present either in person or by proxy, constitutes a quorum and must be present at annual meeting in order for the transaction of business. Stockholders are counted as present at the meeting if they (1) are present in person or (2) have properly submitted a proxy card or voted by telephone or by using the Internet. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares of common stock considered to be present at the meeting for purposes of establishing a quorum.

Under the General Corporation Law of the State of Delaware, a vote withheld, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the annual meeting. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

What if a quorum is not present at the meeting?

If the shares of common stock present or represented at the annual meeting do not constitute the required quorum, the holders of a majority of the shares entitled to vote at the annual meeting who are present in person or represented by proxy may adjourn the annual meeting until a quorum is present or represented. The time and place of the adjourned annual meeting will be announced at the time the adjournment is taken, and no other notice may be given.

How many votes are required to elect the director nominees (Proposal 1)?

The affirmative vote of a plurality of the votes duly cast is required to elect the five nominees as directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. If you vote “WITHHELD” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, our board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holder will vote your shares for the substitute nominee, unless you have withheld authority.  Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve.

How many votes are required to approve the ratification of the appointment of Burr, Pilger & Mayer, LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2010 (Proposal 2)?

The affirmative vote of a majority of the shares voted at the annual meeting at which a quorum is present is required to approve the ratification of the appointment of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2010.

How many votes are required to approve the adoption of the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan (Proposal 3)?

The affirmative vote of a majority of the shares voted at the annual meeting at which a quorum is present is required to approve the adoption of the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan.

How will abstentions and broker non-votes be treated?

An abstaining vote is deemed to be a “vote cast” and has the same effect as a vote cast against approval of a proposal requiring approval by a majority of the shares voted. Shares voting “abstain” have no effect on the election of directors. For the proposal to ratify the independent registered public accounting firm (Proposal 2) and the proposal to approve the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan (Proposal 3), abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker “non-votes” will be treated as shares present for quorum purposes but are not deemed to be “votes cast.” As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or proposals requiring approval of a majority of the shares voted and, therefore, do not have the effect of votes in opposition in such tabulations.

Expenses

The Company is making this solicitation and will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others of forwarding solicitation material to beneficial owners of common stock. In addition to the use of mails, proxies may be solicited by our directors, officers and other regular employees in person or by telephone, facsimile and e-mail. No additional compensation will be paid to directors, officers or other regular employees for such services. We may also hire a proxy solicitation company to assist us in the distribution of proxy materials and the solicitations of proxies.

How to Obtain Directions to Location of Our Annual Meeting of Stockholders

Our annual meeting is being held at the time and place set forth above under the heading “General Information.”  If you would like to attend the annual meeting to vote your shares in person, you can obtain directions to the annual meeting on our website www.raptorpharma.com under the heading “About Raptor - Contact.”

Internet Availability of Proxy Materials

The notice of meeting, this proxy statement, the proxy card and our annual report to stockholders are available at https://materials.proxyvote.com/75382F.

Note Regarding Our Recent Merger

On September 29, 2009, on the terms and subject to the conditions set forth in the Agreement and Plan of Merger and Reorganization, dated as of July 29, 2009, by and among the Company (formerly known as TorreyPines Therapeutics, Inc.), ECP Acquisition, Inc., a wholly-owned subsidiary of the Company (herein referred to as Merger Sub), and Raptor Pharmaceuticals Corp. (herein referred to as RPC), pursuant to a stock-for-stock reverse triangular merger (herein referred to as the Merger), Merger Sub was merged with and into RPC and RPC survived as a wholly-owned subsidiary of the Company. Immediately prior to the Merger and in connection therewith, the Company effected a 1-for-17 reverse stock split of its common stock and changed its corporate name from “TorreyPines Therapeutics, Inc.” to “Raptor Pharmaceutical Corp.”   All share numbers included in this proxy statement are expressed on a post-split basis unless otherwise indicated.

Immediately following the effective time of the Merger, the stockholders of RPC (as of immediately prior to the Merger) owned approximately 95% of the Company’s outstanding common stock and the stockholders of the Company (as of immediately prior to the Merger) owned approximately 5% of the Company’s outstanding common stock.  The Merger constituted a change in control of the Company.

 RPC, the Company’s wholly-owned subsidiary, was the “accounting acquirer,” and for accounting purposes, the Company was deemed to have been “acquired” in the Merger.  In connection with the Merger, the Company’s fiscal year end changed from December 31 to August 31 to coincide with the fiscal year end of RPC.  Accordingly, the information in this proxy statement with respect to the Company’s most recently completed fiscal year refers to the period from January 1, 2009 through August 31, 2009.

The board of directors and officers that managed and operated RPC immediately prior to the effective time of the Merger became the Company’s board of directors and officers.  Additionally, following the effective time of the Merger, the business conducted by RPC immediately prior to the effective time of the Merger became primarily the business conducted by the Company.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Information about the Nominees

Your vote is requested in favor of five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death. Each of the nominees is currently a director of the Company and each of their terms expires at this annual meeting.

Raptor’s bylaws provide that the number of directors shall be determined from time to time by the board of directors, but may not be less than one. Raptor’s board of directors currently consists of five persons.

Directors typically are elected for a period of one year and thereafter serve until the next annual meeting at which their successors are duly elected by our stockholders.  Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies named in the proxy card will vote for a nominee designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxies named in the proxy card will vote all of the shares for which they hold proxies “FOR” the nominees named below.

Directors

The following table sets forth the name, age and position of each of our directors as of the date of this proxy statement.

		Position(s) Held
Name	Age	with the Company
Christopher M. Starr, Ph.D.	57	Chief Executive Officer and Director
Raymond W. Anderson (1)(2)(3)	67	Director
Erich Sager	52	Director
Richard L. Franklin, M.D., Ph.D. (1)(2)	64	Director
Llew Keltner, M.D., Ph.D. (1)(2)(3)	59	Director

(1)	Member of the Corporate Governance and Nominating Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Compensation Committee.

All of the current members of our board of directors were appointed in connection with the consummation of the Merger in September 2009.  Prior to the Merger, Drs. Starr and Franklin, and Messrs. Anderson and Sager served on the board of directors of RPC.

Business Experience and Directorships

The following describes the background of our directors.

Christopher M. Starr, Ph.D. Dr. Starr has served as the Chief Executive Officer and a director of Raptor Pharmaceutical Corp. since September 2009.  Dr. Starr was a co-founder of RPC and has served as the Chief Executive Officer, President and director thereof since its inception in 2006. Dr. Starr has served as Chief Executive Officer of our wholly owned subsidiary, Raptor Pharmaceutical Inc., since its inception in September 2005. Dr. Starr co-founded BioMarin Pharmaceutical Inc., or BioMarin, in 1997 where he last served as Senior Vice President and Chief Scientific Officer prior to joining the Company in 2006. As Senior Vice President at BioMarin, Dr. Starr was responsible for managing a Scientific Operations team of 181 research, process development, manufacturing and quality personnel through the successful development of commercial manufacturing processes for its enzyme replacement products, and supervised the cGMP design, construction and licensing of BioMarin’s proprietary biological manufacturing facility. From 1991 to 1998, Dr. Starr supervised research and commercial programs at BioMarin’s predecessor company, Glyko, Inc., where he served as Vice President of Research and Development. Prior to his tenure at Glyko, Inc., Dr. Starr was a National Research Council Associate at the National Institutes of Health. Dr. Starr earned a B.S. from Syracuse University and a Ph.D. in Biochemistry and Molecular Biology from the State University of New York Health Science Center, in Syracuse, New York.

Raymond W. Anderson. Mr. Anderson has served as a director of Raptor Pharmaceutical Corp. since September 2009 and as a director of RPC since May 2006. Mr. Anderson has worked at Dow Pharmaceutical Sciences, Inc. (a wholly owned subsidiary of

Valeant Pharmaceuticals International) since 2003, has been its Managing Director since August 2009 and was previously its Chief Financial Officer and Vice President, Finance and Administration. Mr. Anderson has more than 30 years of healthcare industry experience, primarily focused in financial management within the biopharmaceutical sector. Prior to joining Dow in 2003, he was Chief Financial Officer for Transurgical, Inc., a private medical technology company. Prior to that, Mr. Anderson served as Chief Operating Officer and Chief Financial Officer at BioMarin from June 1998 to January 2002. Prior to June 1998, Mr. Anderson held similar executive-level positions with other biopharmaceutical companies including Syntex, Chiron, Glycomed and Fusion Medical Technologies. Mr. Anderson holds an M.B.A. from Harvard University, an M.S. in Administration from George Washington University and a B.S. in Engineering from the United States Military Academy.

Erich Sager. Mr. Sager has served as a director of Raptor Pharmaceutical Corp. since September 2009 and as a director of RPC since May 2006. He is a founding partner of Limetree Capital SA, a Swiss-based investment banking boutique. Mr. Sager also serves as Chairman and member of the board of directors at Calltrade Carrier Services AG, a European wholesale phone operator, and has held such position since 2004. He is also a current board member of Zecotek Medical Systems Inc. and Pulse Capital Corp. Mr. Sager served on the board of directors of BioMarin from November 1997 to March 2006 and as Chairman of LaMont Asset Management SA, a private investment management firm, from September 1996 until August 2004. Mr. Sager has held the position of Senior Vice President, Head of the Private Banking for Dresdner Bank (Switzerland) Ltd., Vice President, Private Banking, Head of the German Desk for Deutsche Bank (Switzerland) Ltd., and various positions at banks in Switzerland. Mr. Sager received a business degree from the School of Economics and Business Administration, Zurich, Switzerland.

Richard L. Franklin, M.D., Ph.D. Dr. Franklin has served as a director of Raptor Pharmaceutical Corp. since September 2009 and as a director of RPC since July 2008.  Dr. Franklin has served as Chairman of the board of directors of SyntheMed, Inc., a biomaterials company engaged in the development and commercialization of medical devices, since June 2003 and as a director of SyntheMed, Inc., since December 2000. Since September 2002, Dr. Franklin has been Chairman of DMS Data Systems, an internet-based information services company. Dr. Franklin has served as the Chief Executive Officer and Director of Tarix Pharmaceuticals, a drug development company, since 2004 and as Chairman of Pathfinder, LLC, a regenerative medicine company, since 2009. From May 1996 to September 2002, Dr. Franklin had been Chief Executive of Phairson, Ltd., a medical product development company. From January 1991 to May 1996, Dr. Franklin was founder and principal of Richard Franklin & Associates and from January 1988 to December 1990, Dr. Franklin was with Boston Capital Group, both of which are consulting firms to the healthcare industry. From July 1986 to December 1987, Dr. Franklin was head of Healthcare Corporate Finance at Tucker Anthony, an investment banking firm. Dr. Franklin received an M.A. in Mathematics from University of Wisconsin, a Ph.D. in Mathematics from Brandeis University and an M.D. from Boston University School of Medicine.

Llew Keltner, M.D., Ph.D.  Dr. Keltner has served as a director of Raptor Pharmaceutical Corp. since September 2009.  Dr. Keltner is currently Chief Executive Officer and President of Light Sciences Oncology, a privately-held biotechnology company developing a late stage, light-activated therapy for hepatocellular cancer and other solid tumors. He is also Chief Executive Officer of EPISTAT, an international healthcare technology transfer, corporate risk management and healthcare strategy company that he founded in 1972. From 1997 to 2004, Dr.  Keltner was Chief Executive Officer of Metastat, a development-stage biotech company focused on cancer metastasis.  Dr. Keltner holds positions on the boards of Infostat, Oregon Life Sciences, and Goodwell Technologies. He is a previous director on the boards of Light Sciences Corporation, Vital Choice, Thesis Technologies, Oread Companies, and MannKind Corporation. He has also been a scientific advisory board member at Lifetime Corporation, ASB Meditest, Oread Laboratories, Hall-Kimbrell, and aai Pharma. He is currently a member of the American Society of Clinical Oncology, American Medical Association, International Association of Tumor Marker Oncology, American Association of Clinical Chemistry, and Drug Information Association.  Dr. Keltner received an M.S. in Epidemiology and Biostatistics; Ph.D. in Biomedical Informatics and M.D. from Case Western Reserve University in Cleveland, Ohio. Dr. Keltner has also authored several research publications.

Meetings and Committees of the Board of Directors

The Company

As of August 31, 2009, the Company’s board of directors consisted of Dr. Peter Davis, Dr. Steven Ferris, Mr. Steven Ratoff and Ms. Evelyn Graham.  Jean Deleage, Patrick Van Benden and Jason Fisherman resigned from the Company’s board of directors on May 27, 2009, May 29, 2009 and June 12, 2009, respectively.  During the eight months ended August 31, 2009, the Company’s directors attended at least 75% of (a) the total number of meetings of the board of directors and (b) the total number of meetings of all committees of the board of directors on which he or she served.

We do not have a formal policy requiring the members of our board of directors to attend our annual meetings of stockholders; however, it is anticipated that most of the directors will attend the annual meeting.  None of the Company’s directors attended the 2009 annual meeting of stockholders.

There are no arrangements between any director of the Company or executive officer and any other person pursuant to which the director or officer is to be selected as such. There is no family relationship between our directors, executive officers or the director nominees.

Our board of directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The function, composition and number of meetings of each of these committees are described below.

Raptor Pharmaceuticals Corp.

During the fiscal year ended August 31, 2009, the board of directors of RPC met eight times, took action by written consent three times and took action by written consent regarding the approval of stock options two times.  During the fiscal year ended August 31, 2009, each director of RPC attended at least 75% of (a) the total number of meetings of the board of directors and (b) the total number of meetings of all committees of the board of directors on which he served.  One of RPC’s directors attended RPC’s 2009 annual meeting of stockholders.

Audit Committee

The Company

The audit committee of our board of directors, herein referred to as the Audit Committee, has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, herein referred to as Exchange Act.   The Audit Committee is responsible for overseeing our accounting and financial reporting processes.  In such capacity, our Audit Committee (a) has sole authority to appoint, replace and compensate our independent registered public accounting firm and is directly responsible for oversight of its work; (b) approves all audit fees and terms, as well as any permitted non-audit services performed by our independent registered public accounting firm; (c) meets and discusses directly with our independent registered public accounting firm its audit work and related matters; (d) oversees and performs investigations with respect to our internal and external auditing procedures, including the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters and (e) undertakes such other activities as the Audit Committee deems necessary or advisable and as may be required by applicable law. The Audit Committee’s charter can be found in the “Corporate Governance” section of our website at www.raptorpharma.com.

As of the date of this proxy statement, the Audit Committee consisted of Mr. Anderson (Chairman) and Drs. Franklin and Keltner.  Mr. Anderson has been designated as the “audit committee financial expert” as defined by the regulations promulgated by the U.S. Securities and Exchange Commission, herein referred to as the SEC.

Dr. Peter Davis, Dr. Steven Ferris and Mr. Steven Ratoff each served on the Audit Committee during the eight months ended August 31, 2009, with Dr. Davis serving as chairman.  The board of directors determined that Dr. Davis and Mr. Ratoff were audit committee financial experts as defined by the regulations promulgated by the SEC and that as of August 31, 2009, all members of the Audit Committee were independent as currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and as defined by Rule 10A-3 of the Exchange Act.

Raptor Pharmaceuticals Corp.

During the fiscal year ended August 31, 2009, the audit committee of RPC consisted of the following two members: Mr. Anderson (Chairman) and Mr. Sager.  RPC’s board of directors determined that Mr. Anderson, the Chairman of the audit committee of RPC was, as of August 31, 2009, “independent” as that term is defined by Rule 10A-3 of the Exchange Act.  Mr. Sager was deemed not “independent” as defined by Rule 10A-3 of the Exchange Act due to the placement agent fees earned by Limetree Capital, of which Mr. Sager is a founding partner, in connection with RPC’s private placements of common stock and warrants conducted in May/June 2008 and August 2009. For more information, see “Certain Relationships and Related Transactions” elsewhere in this proxy statement.

During the fiscal year ended August 31, 2009, the audit committee of RPC met four times.  The charter of the audit committee of RPC was posted on its website during the fiscal year ended August 31, 2009 and through the date of the Merger.

Compensation Committee

The Company

The compensation committee of our board of directors, herein referred to as the Compensation Committee, reviews, adopts and oversees our compensation strategy, policies, plans and programs, including (a) the establishment of corporate and individual performance objectives relevant to the compensation of our executive officers, directors and other senior management and evaluation of performance, (b) the review and approval of the terms of employment or service, including severance and change in control arrangements, of our Chief Executive Officer and the other executive officers, (c) the review and recommendation to the board of directors the compensation plans and programs advisable for the Company, including the type and amount of compensation to be paid or awarded to directors; and (d) the administration of our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

The Compensation Committee also reviews with management our Compensation Discussion and Analysis and considers whether to recommend that it be included in proxy statements and other filings.

The Compensation Committee’s charter can be found in the “Corporate Governance” section of our website at www.raptorpharma.com.  As of the date of this proxy statement, the Compensation Committee consisted of Mr. Anderson (Chairman) and Dr. Keltner.

During the eight months ended August 31, 2009, the Compensation Committee consisted of Mr. Ratoff, Dr. Fisherman, who resigned from the Company’s board of directors effective June 12, 2009, and Mr. Van Beneden, who resigned from the Company’s board of directors effective May 29, 2009. During the eight months ended August 31, 2009, the Compensation Committee did not meet and did not take action by written consent.

Raptor Pharmaceuticals Corp.

During the fiscal year ended August 31, 2009, the compensation committee of RPC consisted of the following two members: Mr. Sager (Chairman) and Mr. Anderson. As of August 31, 2009, Messrs. Sager and Anderson were non-employee directors and Mr. Anderson was considered to be independent.  During the fiscal year ended August 31, 2009, the compensation committee of RPC did not meet and did not take action by written consent, however, during such period, certain actions with respect to the compensation of RPC’s executive officers and management were taken either at a meeting or by written consent of the full board of directors, with Dr. Starr abstaining from the discussions and actions with respect to his own salary.  The charter of the compensation committee of RPC was posted on its website during the fiscal year ended August 31, 2009 and through the date of the Merger.

Corporate Governance and Nominating Committee

The Company

The corporate governance and nominating committee of our board of directors, herein referred to as the Nominating Committee, has authority to review the qualifications of, interview and nominate candidates for election to our board of directors as well as develop a set of corporate governance principles for the Company.  The primary functions of our Nominating Committee are to (a) recruit, review and nominate candidates for election to our board of directors, (b) monitor and make recommendations regarding committee functions, contributions and composition, (c) develop the criteria and qualifications for membership on our board of directors, and (d) provide oversight on all aspects of the Company’s corporate governance functions.

The Nominating Committee develops the credentials and characteristics required of our board of directors and committee nominees in light of the composition of our board of directors and committees thereof, our business, operations, applicable legal and listing requirements, and other factors they consider relevant. The Nominating Committee may identify other candidates, if necessary, through recommendations from our directors, management, employees, the stockholder nomination process, or outside consultants.  The Nominating Committee will review candidates in the same manner regardless of the source of the recommendation. For membership on our board of directors, the Nominating Committee takes into consideration applicable laws and regulations, diversity, age, skills, experience, integrity, ability to make independent analytical inquiries, understanding of our business and business environment, willingness to devote adequate time and effort to our board of directors’ responsibilities and other relevant factors, including experience in the biotechnology and pharmaceutical industries.  The Nominating Committee’s charter can be found in the “Corporate Governance” section of our website at www.raptorpharma.com.

As of the date of this proxy statement, the Nominating Committee consisted of Dr. Keltner (Chairman), Dr. Franklin and Mr. Anderson.

During the eight months ended August 31, 2009, the Nominating Committee consisted of Mr. Steven Ratoff, Dr. Deleage, who resigned from the Company’s board of directors effective May 27, 2009, and Dr. Davis.  During the eight months ended August 31, 2009, the Nominating Committee did not meet and did not take action by written consent.

Raptor Pharmaceuticals Corp.

During the fiscal year ended August 31, 2009, the nominating and corporate governance committee of RPC consisted of the following members: Mr. Sager, Mr. Anderson, Dr. Franklin and Dr. Starr. During the fiscal year ended August 31, 2009, the nominating and corporate governance committee of RPC did not formally meet and did not take action by written consent.  In September 2009, upon recommendation from Dr. Starr, the remaining three directors (Mr. Sager, Dr. Franklin and Mr. Anderson) individually met with Dr. Keltner in order to determine the suitability of Dr. Keltner for joining the Company’s board of directors in order to fulfill the Company’s post-merger corporate governance commitments and Nasdaq listing requirements.  After several discussions with Dr. Keltner and amongst the members of RPC’s board of directors prior to Dr. Keltner’s appointment, the board determined that, based upon Dr. Keltner’s experience in the healthcare industry, it was in the best interest of the Company and its stockholders to appoint Dr. Keltner to the Company’s board of directors following the Merger.

Independence of Our Board of Directors

The Company

Our board of directors has determined that all current members of our board of directors are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards), except for Dr. Starr and Mr. Sager.

Our board of directors has determined that as of August 31, 2009, all members of the board of directors as that time were independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards) except for  Ms. Graham.

Raptor Pharmaceuticals Corp.

During the fiscal year ended August 31, 2009, two of the four members of the board of directors of RPC were independent (Mr. Anderson and Dr. Franklin) and except for Mr. Sager, all of the members of the audit committee of RPC were independent.

Director Compensation

The Company

Effective October 1, 2009, the Company’s non-employee directors receive the following compensation:  $60,000 cash compensation annually paid quarterly in arrears to the Chairman of the board and $40,000 cash compensation annually paid quarterly in arrears to all other non-employee directors.  No cash compensation is paid to our Chief Executive Officer for his services as a member of our board of directors.  No formal plan exists regarding non-cash compensation to our non-employee directors at this time, but it is anticipated that a plan will be implemented over the next 12 months.

With respect to the eight months ended August 31, 2009, the Company’s non-employee directors received as compensation:

•	an annual retainer of $20,000 payable on the date of the annual meeting of the Company’s stockholders;

•	an additional annual retainer of $20,000 for the Chairman of the Board payable on the date of the annual meeting of the Company’s stockholders;
•	an annual $10,000 retainer for service as the Audit Committee chair payable on the date of the annual meeting of the Company’s stockholders;

•	an annual $10,000 retainer for service as the Compensation Committee chair payable on the date of the annual meeting of the Company’s stockholders;

•	an annual $3,000 retainer for service as the Corporate Governance and Nominating Committee chair payable on the date of the annual meeting of the Company’s stockholders; 11

•	$1,500 per board meeting attended in person or telephonically; and

•	$1,000 per meeting of the Audit Committee, Compensation Committee or Nominating Committee attended in person or telephonically.
In addition to the cash compensation set forth above, on the date of each annual meeting of stockholders, each continuing non-employee director was entitled to receive an annual stock option grant for 10,000 shares of our common stock which would fully vest on the one year anniversary of the grant date. Each non-employee director who first becomes a director of the Company was entitled to receive an initial stock option grant for 20,000 shares which would vest over four years in equal monthly installments. Stock options granted to non-employee directors, if any, have an exercise price equal to the closing price of the Company’s common stock on the date of grant as reported by Nasdaq.  Non-employee directors were also reimbursed for reasonable out-of-pocket expenses incurred in attending board meetings and committee meetings.

During the eight months ended August 31, 2009, the Company’s non-employee directors were paid the following cash compensation:  Mr. Ratoff, $16,750; Dr. Davis, $15,750; and Dr. Ferris, $15,750.  No stock options were granted to any non-employee directors during the eight months ended August 31, 2009.

Raptor Pharmaceuticals Corp.

Upon joining RPC’s board of directors on May 26, 2006, Mr. Anderson and Mr. Sager were granted stock options to purchase 500,000 shares and 1,000,000 shares, respectively, of common stock of RPC at respective exercise prices of $0.60 per share. Such stock options vested 6/36ths on the six month anniversary of such grant and 1/36th per month thereafter and expire ten years from grant date. Due to the Merger, the options to purchase 500,000 shares and 1,000,000 shares, respectively, of common stock of RPC described above were exchanged for options to purchase 116,562 shares and 233,124 shares, respectively, of our common stock at respective exercise prices of $2.57 per share. Upon joining the board of directors of RPC on July 10, 2008, Dr. Franklin was granted stock options to purchase 150,000 shares of common stock of RPC at an exercise price of $0.52 per share, which vests 6/48ths on the six-month anniversary of such grant and 1/48th per month thereafter and expires ten years from grant date. Due to the Merger, the options to purchase 150,000 shares of common stock of RPC described above were exchanged for options to purchase 34,969 shares of our common stock at an exercise price of $2.23 per share.

In addition, at the discretion of the stock option committee of RPC’s board of directors, each non-employee director of RPC was entitled to receive options to purchase 100,000 shares of the company’s common stock for each subsequent year of service on the company’s board of directors.  Such options are generally granted at fair market value one day preceding the grant date, vest 6/48ths on the six month anniversary of the grant date and 1/48th per month thereafter and expire ten years from grant date.  RPC made these grants to Mr. Anderson and Mr. Sager with respect to its fiscal year ended August 31, 2007, on June 14, 2007 at a per share exercise price of $0.60.  No such annual grants were approved for the fiscal year ended August 31, 2009 or the fiscal year ended August 31, 2008.  If such annual grants were approved, due to the Merger, any such outstanding options to purchase shares of common stock of RPC would have been exchanged (on a converted basis) for options to purchase shares of our common stock.  In the case of options to purchase 100,000 shares of our common stock, such options would have been converted into options to purchase 23,313 shares of our common stock.  On a converted basis, due to the Merger, such outstanding options of Messrs. Anderson and Sager to purchase shares of common stock of RPC were exchanged for options to purchase 23,313 shares of our common stock at an exercise price of $2.57 per share.

The following table sets forth the total compensation paid by RPC to each of its non-employee directors during the fiscal year ended August 31, 2009. Dr. Starr, who was an employee of RPC, did not receive additional compensation for his service as a director.  Dr. Keltner was appointed to the board of directors of Raptor Pharmaceutical Corp. immediately following the Merger on September 30, 2009 and was granted stock options to purchase up to 34,968 of our shares at an exercise price of $3.30 per share, which vest 6/48ths on March 30, 2010 and 1/48th per month thereafter, with an expiry of ten years.  Dr. Keltner’s annual compensation for his services as a director is $40,000.

	Fees Earned or Paid
Name	in Cash ($)	Option Awards ($)(1)	Total($)
Raymond W. Anderson (2)	40,000	60,583	100,583
Erich Sager (3)	60,000	111,281	171,281
Richard L. Franklin, M.D. Ph.D. (4)	40,000	14,751	54,751
	12

(1)
Amounts shown do not reflect compensation actually received by a director, but reflect the dollar amount compensation cost recognized by the Company for financial statement reporting purposes (disregarding an estimate of forfeitures related to service-based vesting conditions) for the fiscal year ended August 31, 2009, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, herein referred to as ASC Topic 718, and thus may include amounts from awards granted in and prior to the fiscal year ended August 31, 2009. The assumptions underlying the calculations pursuant to ASC Topic 718 are set forth under Note 8 of the Notes to Consolidated Financial Statements, beginning on page 66 of RPC’s Annual Report on Form 10-K for the fiscal year ended August 31, 2009 filed with the SEC on October 28, 2009.

(2)	Mr. Anderson had 139,875 options outstanding as of August 31, 2009, of which 129,189 were exercisable.

(3)	Mr. Sager had 256,437 options outstanding as of August 31, 2009, of which 245,751 were exercisable.

(4)	Dr. Franklin had 34,969 options outstanding as of August 31, 2009, of which 9,470 were exercisable.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, which is applicable to our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. Our Code of Ethics is posted on the Corporate Governance section of our website at www.raptorpharma.com.

Required Vote

The affirmative vote of a plurality of the voting power of the shares present in person or represented by proxy at our annual meeting is required for the election of the five nominees. This means that each of the five nominees will be elected if they receive more affirmative votes than any other person.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed the firm of Burr, Pilger & Mayer, LLP, an independent registered public accounting firm, to serve as our independent registered public accounting firm for our fiscal year ending August 31, 2010 and our board of directors recommends the stockholders vote for ratification of that appointment.

Burr, Pilger & Mayer, LLP served as the independent registered public accounting firm of RPC, the acquirer for accounting purposes in the Merger, during its fiscal year ended August 31, 2009 and served as RPC’s independent auditor since June 14, 2006.  In connection with the consummation of the Merger, on September 29, 2009, the Company’s board of directors engaged Burr, Pilger & Mayer, LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2010.  A representative of Burr, Pilger & Mayer, LLP is expected to be present at the annual meeting, with the opportunity to make a statement should the representative desire to do so, and be available to respond to appropriate questions.

Ernst & Young LLP served as the independent registered public accounting firm of the Company for its fiscal year ended December 31, 2008.  In connection with the consummation of the Merger, on September 29, 2009, the Company’s board of directors approved the dismissal of Ernst & Young LLP (herein referred to as E&Y) as the Company’s independent registered public accounting firm.  In addition, in connection with the Merger, the Company’s fiscal year end changed from December 31 to August 31 to coincide with the fiscal year end of RPC.

The audit report of E&Y with respect to the Company’s fiscal year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that the audit report included an uncertainty paragraph raising substantial doubt about the Company’s ability to continue as a going concern. The audit report of E&Y with respect to the Company’s fiscal year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that as disclosed in Note 1 to the consolidated financial statements, effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123R Share-Based Payment.  During the Company’s past two fiscal years ended December 31, 2008 and 2007, and during the subsequent interim period through September 29, 2009, there was no disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such fiscal years, and, for the same periods, the Company did not require external audit of their internal controls over financial reporting and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.  The Company has furnished to E&Y the foregoing disclosure regarding the change in the Company’s registered independent public accounting firm.

Our Audit Committee appoints our independent registered public accounting firm annually and our board of directors subsequently requests ratification of such appointment by the stockholders at our annual meeting. Our Audit Committee reviews and approves in advance the scope of the audit, the types of non-audit services that we will need and the estimated fees for the following fiscal year. Our Audit Committee also reviews and approves any non-audit services provided by our independent registered public accounting firm to ensure that any such services will not impair the independence of the independent registered public accounting firm. To the extent that our management believes that a new service or the expansion of a current service provided by our independent registered public accounting firm is necessary, such new or expanded service is presented to our Audit Committee or one of its members for review and approval.

Before making its selection, our Audit Committee carefully considered Burr, Pilger & Mayer, LLP’s qualifications as our independent registered public accounting firm, which included a review of Burr, Pilger & Mayer, LLP’s performance in prior years as RPC’s independent auditor, as well as its reputation for integrity and competence in the fields of accounting and auditing. Our Audit Committee expressed its satisfaction with Burr, Pilger & Mayer, LLP in these respects.

Stockholder ratification of our Audit Committee’s selection of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm is not required by law, our bylaws or other legal requirement. However, our board of directors is submitting our Audit Committee’s selection of Burr, Pilger & Mayer, LLP to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in our and our stockholders’ best interests.

The following table presents the aggregate fees billed for professional services rendered by Burr, Pilger & Mayer LLP to RPC during its fiscal years ended August 31, 2009 and 2008. Other than as set forth below, no professional services were rendered nor were any fees billed by Burr, Pilger & Mayer, LLP to RPC during its fiscal years ended August 31, 2009 and 2008.

	Fiscal Year	Fiscal Year
	Ended	Ended
Description of Services	August 31,	August 31,
Provided by Burr, Pilger &Mayer LLP	2009	2008
Audit Fees	$115,440	$96,720
Audit Related Fees: These services relate to assurance and related services reasonably related to the performance of the audit or review of financial statements not included above.	56,703	41,798
Tax Compliance Fees: These services relate to the preparation of federal, state and foreign tax returns and other filings.	16,130	4,980
Tax Consulting and Advisory Services: These services primarily relate to the area of tax strategy and minimizing Federal, state, local and foreign taxes.
All Other Fees

100% of the above services and estimates of the expected fees were reviewed and approved by the audit committee of RPC before the respective services were rendered.

The following table presents the aggregate fees billed for professional services rendered by E&Y to the Company during the eight months ended August 31, 2009 and the year ended December 31, 2008. Other than as set forth below, no professional services were rendered nor were any fees billed by E&Y to the Company during the eight months ended August 31, 2009 and year ended December 31, 2008.

	Eight Months Year	Year
	Ended	Ended
Description of Services	August 31,	December 31,
Ernst & Young LLP	2009	2008
Audit Fees	$28,000	$223,000
Audit Related Fees	19,600(1)	—
Tax Fees	—	—
All Other Fees	—	—

(1)	Fees relate to services performed in connection with the Company’s preparation and filing of a Registration Statement on Form S-4 in August 2009.

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. All of the audit, audit-related and tax fees incurred during the eight months ended August 31, 2009 and the year ended December 31, 2008 were approved in accordance with our pre-approval policies and procedure

The Audit Committee has considered the nature and amount of the fees billed by Burr, Pilger & Mayer LLP to RPC and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Burr, Pilger & Mayer LLP’s independence.

Required Vote

Ratification of the appointment of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2010 requires the affirmative vote of a majority of the shares voted at the annual meeting at which a quorum is present.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF BURR, PILGER & MAYER LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2010.

PROPOSAL NO. 3: APPROVAL OF THE RAPTOR PHARMACEUTICAL CORP. 2010 STOCK INCENTIVE PLAN

On February 2, 2010, our board of directors adopted, subject to stockholder approval at this annual meeting, the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan, or the Plan. Below is a summary of the principal provisions of the Plan and its operation. A copy of the Plan is set forth in full in Appendix A to this proxy statement, and the following description of the Plan is qualified in its entirety by reference to Appendix A.

Background

Our board of directors is proposing that the Plan be approved by our stockholders at the annual meeting to enable us to design appropriate awards and incentives.  The amount and nature of the proposed awards under the Plan have not yet been determined, although the Plan permits grants of options, and restricted shares or units.

The board of directors believes that the Plan is an important factor in attracting, retaining and motivating employees, independent contractors, consultants, and directors of the Company and its affiliates. The board of directors believes that the Company needs the flexibility both to have an increased reserve of common shares available for future equity-based awards, and to make future awards in a form other than options on shares.

The Plan will reserve 2,600,000 new shares of common stock for future awards to employees, consultants, agents, and directors.  In addition, 400,000 shares of common stock currently available for award under (i) the Raptor Pharmaceuticals Corp. 2006 Equity Incentive Plan, as amended, which was assumed by the Company in connection with the Merger, (ii) the TorreyPines 2006 Equity Incentive Plan and (iii) the Company’s 2000 Stock Option Plan (formerly the Axonyx 2000 Stock Option Plan) (herein referred to collectively as the Former Plans), will, as explained below, be added to the reserve of shares that are authorized and available for issuance pursuant to the Plan, for a total of 3,000,000 shares of common stock.  The board of directors recognizes the need for this future reserve because approximately 400,000 shares remain available for awards, in the aggregate, under the Former Plans.  The Plan has a ten year term and is intended to supplement the Company’s cash compensation incentives resulting in potentially less cash expenditures for salaries, bonuses and director and consultant compensation.  Further, the Company may in the future make acquisitions resulting in the hiring of additional employees.  Stockholder approval of the Plan will enable the Company to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. Subject to certain exceptions, Section 162(m) of the Code generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers of the Company.

If the Plan is approved by our stockholders, the board of directors intends to cause the shares of common stock that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the SEC at the Company’s expense.  In addition, if the Plan is approved by our stockholders, no additional grants will be made under the Former Plans.

Summary of the Plan

The following summary is not intended to be complete and reference should be made to Appendix A for a complete statement of the terms and provisions of the Plan.  Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the Plan.

Purpose.  The purpose of the Plan is to attract, retain and motivate select employees, independent contractors, consultants and directors of the Company and its affiliates, herein collectively referred to Eligible Persons, and to provide incentives and rewards for superior performance.

Shares Subject to the Plan.  The Plan provides that no more than 3,000,000 shares of common stock may be issued pursuant to Awards under the Plan, which includes the 400,000 shares currently available for issuance under the Former Plans (which will cease to be available for issuance under the Former Plans, if the Plan is approved).  These shares shall be authorized but unissued shares, or shares that the Company has reacquired or otherwise holds in treasury or in a trust.  The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the Plan for share splits, share dividends, recapitalizations and other similar events.  Shares of common stock that are subject to any Award that expires, or is forfeited, cancelled or becomes unexercisable will again be available for subsequent Awards, except as prohibited by law.

Administration.  Either the board of directors or a committee appointed thereby will administer the Plan.  The board of directors and any committee exercising discretion under the Plan from time to time are referred to as the “Committee.”  The board of directors may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee.  With respect to decisions involving persons who are reporting persons pursuant to Rule 16b-3 of the Exchange Act, the Committee is to consist of two or more directors who are disinterested within the meaning of Rule 16b-3. With respect to decisions involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are “outside directors” for purposes of that Code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.  To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers) to make Awards to Eligible Persons who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers whom the Company has specifically authorized to make Awards).

Subject to the terms of the Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of common stock or units to be covered by each Award, and the terms and conditions of Awards.  The Committee has broad discretion to prescribe, amend, and rescind rules relating to the Plan and its administration, to interpret and construe the Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the Plan.  Within the limits of the Plan, the Committee may accelerate the vesting of any Award and may modify, replace, cancel or renew them, subject to stockholder approval to the extent required by Plan terms.

The Plan provides that the Company and its affiliates will, to the extent permitted by law, indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the Plan.  The Plan releases these individuals from liability for good faith actions associated with the Plan’s administration.

Eligibility.  The Committee may grant options that are intended to qualify as incentive share options, or ISOs, only to employees, and may grant all other Awards to Eligible Persons.  The Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award.  The Plan provides that no Participant may receive Options that relate to more than 16.77% of the total number of Shares reserved for Awards under the Plan.  As of February 1, 2010, substantially all of the 12 employees (including officers) of the Company and its affiliates and all of the Company’s non-employee directors would have been eligible to participate in the Plan.

Options.  Options granted under the Plan provide Participants with the right to purchase shares of common stock at a predetermined exercise price.  The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, or Non-ISOs.  The Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the shares of common stock on the option grant date).

Exercise Price for Options.  The exercise price of ISOs and Non-ISOs may not be less than 100% of the fair market value on the grant date of the shares of common stock subject to the Award (110% of fair market value for ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares of common stock).  As of February 2, 2010, the closing price per share of the Company’s common stock on the Nasdaq Capital Market was $2.49 per share.

Exercise of Options.  To the extent exercisable in accordance with the agreement granting them, an option may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service.  With respect to options, the Committee has the discretion to accept payment of the exercise price in the form or combination of cash or check in U.S. dollars.  The Committee also has the discretion to accept any method of payment the Committee decides is acceptable. The term over which Participants may exercise options may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares of common stock).

Subject to the terms of the agreement evidencing an option grant, the option may be exercised during the six-month period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, during the 90-day period after the optionee’s termination of service for reasons other than Cause, Retirement, Disability or Death (but in no case later than the termination date of the option). The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder.  Options may not be exercised after a termination for “Cause,” as defined in the Plan.

Restricted Shares and Restricted Units.  Under the Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met and may grant restricted share units which represent the right to receive shares of common stock after certain vesting requirements are met.  For restricted Awards, the Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interest in such Awards becomes vested.

Cash dividends generally will be paid to restricted stockholders once their shares vest. Other adjustments will normally not be made to Awards on account of cash dividends.

Recoupment of Awards.  Unless otherwise provided in an agreement granting an Award, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that a Participant reimburse the Company for all or any portion of any Awards granted under the Plan or may require the termination or rescission of, or the recapture associated with any Award, if and to the extent (i) the granting, vesting or payment of the Award was predicated on the achievement of certain financial results that were subsequently the subject of a material financial restatement, (ii) the Participant either benefited from a calculation that later proves to be materially inaccurate or the Participant engaged in fraud or misconduct that caused the need for a material financial restatement by the Company, and (iii) a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (ii) above.

Income Tax Withholding.  As a condition for the issuance of shares pursuant to Awards, the Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

Transferability.  Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of Non-ISOs or Restricted Shares to charitable institutions, certain family members or related trusts or otherwise.

Certain Corporate Transactions.  The Committee shall equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a share split, reverse share split, share dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company.  In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced.  In any case, such substitution of securities will not require the consent of any person who is granted Options pursuant to the Plan.

In addition, in the event of a Change in Control (as defined in the Plan), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards (except to the extent an Award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding Award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (b) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares issued pursuant to an Award shall lapse as to the shares subject to such repurchase; (c) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or (d) terminate all or some Awards upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change in Control.  To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.  The Committee may also make such other modifications, adjustments or amendments to outstanding Awards or to the Plan as the Committee deems necessary or appropriate, subject to the terms of the Plan.

Finally, if the Company dissolves or liquidates, all Awards will terminate immediately prior to such dissolution or liquidation, subject to the ability of the board of directors to exercise any discretion that it may exercise in the case of a Change in Control.

Term of the 2010 Plan; Amendments or Termination.  The term of the Plan is 10 years from February 2, 2010, the date it was approved by our board of directors.  The board of directors may from time to time, amend, alter, suspend, discontinue or terminate the Plan; provided that no amendment, suspension or termination of the Plan shall materially and adversely affect Awards already granted (with such an affect being presumed to arise from a modification that would trigger a violation of Section 409A of the Code) unless (i) it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization, (ii) it is otherwise mutually agreed between the Participant and the Committee, or (iii) the Committee determines in good faith, before a Change in Control, that the modification is not materially adverse to the Participant.  Furthermore, neither the Company nor the Committee shall, without stockholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures or provide for the cancellation of an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the Participant at a lower exercise price or granting a replacement Award of a different type.

Expected Tax Consequences

The following is a brief summary of certain tax consequences of certain transactions under the Plan.  This summary is not intended to be complete and does not describe state or local tax consequences.

U.S. Federal Income Tax Consequences.  Under the Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code Section 162(m)).  For Participants, the expected U.S. federal income tax consequences of Awards are as follows:

Non-ISOs.  A Participant will not recognize income at the time a Non-ISO is granted.  At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of common stock issued to the Participant on the exercise date, over (b) the exercise price paid for the shares.  At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs.  A Participant will not recognize income upon the grant of an ISO.  There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax), provided it is exercised no later than three months following the Participant’s termination of employment as an employee.  If the shares of common stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss.  If either of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes ordinary income gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Restricted Shares and Restricted Share Units.  In general, a Participant will not recognize income at the time of grant of restricted shares and restricted share units unless the Participant elects to accelerate income taxation to the date of the Award.  In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).  In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of common stock that the Participant receives when the Award vests.

Special Tax Provisions.  Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code Section 280G, and the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction.  Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code Section 162(m) in certain circumstances.

Income Taxes and Deferred Compensation.  Except as expressly provided in a written agreement between the Company and a Participant, the Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that the Company will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes.  Nevertheless, the Plan authorizes the Committee to unilaterally modify the Plan and any Award in a manner that conforms to the requirements of Section 409A of the Code.

General Tax Law Considerations.  The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the Plan and the disposition of shares issued thereunder in existence as of the date of this proxy statement.  Special rules may apply to the Company’s officers, directors or holders of greater than ten percent of the Company’s common stock.  Participants in the Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying shares.

New Plan Benefits.  The Committee will grant Awards under the Plan at its discretion.  Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the Plan, other than to note that the Committee has not granted Awards that are contingent upon the approval of the Plan as of February 2, 2010, but expects that it likely will do so.

Required Vote

Approval of the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan requires the affirmative vote of a majority of the shares voted at the annual meeting at which a quorum is present.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE RAPTOR PHARMACEUTICAL CORP. 2010 STOCK INCENTIVE PLAN.

MANAGEMENT

The following table sets forth the name, age, and position held by each of our executive officers not discussed above as of the date of this proxy statement. Our executive officers are elected by our board of directors and serve at the discretion of our board of directors.

		Position(s) Held
Name	Age	with the Company
Todd C. Zankel, Ph.D.	46	Chief Scientific Officer, Raptor Pharmaceutical Corp. and Raptor Pharmaceuticals Corp.
Thomas (Ted) E. Daley	46	President, Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.)
Patrice P. Rioux, M.D., Ph.D.	58	Chief Medical Officer, Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.)
Kim R. Tsuchimoto, C.P.A.	46	Chief Financial Officer, Treasurer and Secretary, Raptor Pharmaceutical Corp. and Raptor Pharmaceuticals Corp.

The following describes the background of our executive officers.

Todd C. Zankel Ph.D. As of September 29, 2009, Dr. Zankel was appointed our Chief Scientific Officer.  Prior to that, Dr. Zankel was a co-founder and has been Chief Scientific Officer of our wholly owned subsidiaries, Raptor Pharmaceutical Inc. and Raptor Pharmaceuticals Corp., since their inception in 2006. From 1997 to 2005, Dr. Zankel served as a Senior Director of Research at BioMarin. Prior to 1997, Dr. Zankel was a fellow for the National Institutes of Health at the Plant Gene Expression Center in Berkeley, California and at the Swiss Institute of Technology in Zurich, Switzerland. Dr. Zankel has been the author of a number of peer-reviewed articles in a variety of scientific areas. Dr. Zankel earned a B.A. from Reed College in Portland, Oregon and a Ph.D. from Columbia University.

Thomas (Ted) E. Daley. As of September 29, 2009, Mr. Daley joined us as President and a board member of Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.), a wholly-owned indirect subsidiary acquired in the Merger.  Mr. Daley joined Raptor Therapeutics Inc. following the acquisition by it of Convivia, Inc., which Mr. Daley founded. Mr. Daley was co-founder, VP business development and chief operating officer of Instill Corporation, a leading electronic commerce services provider to the US foodservice industry. Between 1993 and 2001 Mr. Daley helped raise over $50 million in venture capital and build Instill to a 150+ person operation with a nationwide customer base. After leaving Instill, from 2001 and 2007, Mr. Daley served in executive and consulting roles to a number of technology startup companies including MetricStream, Inc., PartsRiver and Certicom Security. Prior to that time, Mr. Daley worked in operations management for Anheuser-Busch, Inc., and consulted to Gordon Biersch Brewing Company and Lion Breweries (New Zealand). Mr. Daley received a BS in Fermentation Science from University of California at Davis, and an MBA from Stanford University.

Patrice P. Rioux, M.D., Ph.D. As of September 29, 2009, Dr. Rioux joined us as Chief Medical Officer of Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.), a wholly-owned indirect subsidiary acquired in the Merger. Prior to joining Raptor Therapeutics Inc. in April 2009, from November 2008 until March 2009, Dr. Rioux served as Chief Medical Officer of FerroKin Biosciences, an early-stage developer of iron chelator for treatment of anemias. From May 2005 to October 2008, he was Chief Medical Officer and Vice President Clinical/Regulatory for Edison Pharmaceuticals, which focused on developing drugs to treat inherited and acquired energy impairment diseases. From January 2004 through March 2006, Dr. Rioux was an independent clinical operations consultant. Dr. Rioux’ three-decade career includes positions at Repligen Corp., Arrow International, Variagenics, Inc., Biogen and GRP (Groupement de Recherche en Pharmacologie). From 1975 to 1995, Dr. Rioux was a researcher in Clinical Research and Epidemiology at INSERM (Institut National de la Sante et de la Recherche Medicale), a French organization that supports national research in the medical field. Educated in France, Dr. Rioux has an M.D., a Ph.D. in Mathematical Statistics, and a Masters degree in Pharmacology.

Kim R. Tsuchimoto, C.P.A. As of September 29, 2009, Ms. Tsuchimoto was appointed our Chief Financial Officer, Treasurer and Secretary.  Prior to that Ms. Tsuchimoto has served as the Chief Financial Officer, Treasurer and Secretary of our wholly owned subsidiaries, Raptor Pharmaceutical Inc. and Raptor Pharmaceuticals Corp., since their respective inceptions in 2006. Prior to this, Ms. Tsuchimoto served as Interim Controller at International Microcomputer Software, Inc., a software and Internet content company, from October 2005 to March 2006. From June 2005 to August 2005, Ms. Tsuchimoto served as Assistant Vice President, Controller at SpatiaLight Inc., a high technology company. From February 1997 to June 2005, Ms. Tsuchimoto served at BioMarin and its predecessor company, Glyko, Inc., most recently as Vice President, Treasurer for two years, Vice President, Controller for two years and prior to that, as Controller. Prior to her employment at BioMarin, Ms. Tsuchimoto served as Controller of a marketing consulting firm and an international venture capital firm and worked as a staff accountant in a local public accounting firm. Ms. Tsuchimoto is an inactive licensed California Certified Public Accountant and holds a B.S. in Business Administration with an emphasis in Accounting from San Francisco State University.

Relationships Among Executive Officers and Directors

Our executive officers are elected by our board of directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

Executive Compensation and Option Grants

This section includes executive compensation information regarding the Company.  In addition, due to the fact that the Merger was consummated in September 2009, we have also included information with respect to the executive compensation of RPC.

Compensation Discussion and Analysis

Overview

The Compensation Committee of our board of directors has overall responsibility for the compensation program for our executive officers. Specifically, our Compensation Committee establishes policies and otherwise discharges the responsibilities of our board of directors with respect to the compensation of our executive officers, senior management, and our other employees. In evaluating executive officer pay, the Compensation Committee may retain the services of an independent compensation consultant or research firm and consider recommendations from the chief executive officer and persons serving in supervisory positions over a particular officer or executive officer with respect to goals and compensation of the other executive officers. The executive officers are not present or involved in deliberations concerning their compensation. Our Compensation Committee assesses the information it receives in accordance with its business judgment. All decisions with respect to executive compensation, other than compensation for our Chief Executive Officer, are first approved by our Compensation Committee and then submitted, together with the Compensation Committee’s recommendations, to our full board of directors for final approval. Compensation of our Chief Executive Officer is generally approved only by our Compensation Committee.

We choose to pay the various elements of compensation discussed in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for primarily long-term strategic goals, while considering short-term performance.

Elements of compensation for our executives generally include:

•	base salary (typically subject to upward adjustment annually based on inflation factors, industry competitive salary levels, and individual performance);

•	cash bonuses;

•	stock option awards;

•	401(k) plan contributions; and

•	health, disability and life insurance.

We believe that the compensation of our executives should reflect their success in attaining key objectives and individual factors. The key objectives include: (1) establishing and executing on program milestones within planned budgetary expenditures; (2) securing adequate funds to achieve program objectives and to maintain our solvency and moderate financial risk; (3) meeting or exceeding program timelines and milestones; (4) expanding our preclinical product pipeline through creation of novel proprietary products or by utilization of technology, or acquiring or in-licensing new pre-clinical or clinical products and technology; (5) creating corporate partnerships, contracts, collaborations and out-licensing product technologies to achieve strategic objectives; (6) submitting and receiving satisfactory results of regulatory submissions; (7) establishing long-term competitive advantages, which leads to attaining an increased market price for our stock; (8) asset growth; and (9) developing a strong intellectual property position, which enhances the value of our product candidates and technologies.

The key individual factors for each executive include: (1) the value of their unique skills and capabilities to support our long-term performance; (2) performance of their management responsibilities; (3) whether an increase in responsibility or change in title is warranted; (4) leadership qualities; (5) business responsibilities; (6) current compensation arrangements, especially in comparison to the compensation of other executives in similar positions in competitive companies within our industry; (7) short- and long-term potential to enhance stockholder value; and (8) contribution as a member of the executive management team.

Our allocation between long-term and currently paid compensation is intended to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for us and our stockholders. We provide cash compensation in the form of base salary and annual, discretionary cash bonuses to reward performance against pre-set written goals and objectives. We provide non-cash compensation to reward performance against specific objectives and long-term strategic goals.

The compensation package for the Company’s executive officers for the eight months ended August 31, 2009 ranged from 82% to 75% in cash compensation and 18% to 25% in non-cash compensation, including benefits and equity-related awards.  We believe that this ratio is competitive within the marketplace for companies at our stage of development and appropriate to fulfill our stated policies.  The compensation package for the executive officers of RPC for its fiscal year ended August 31, 2009 ranged from 100% to 90% in cash compensation and 0% to 10% in non-cash compensation, including benefits and equity-related awards.

Elements of Compensation

Base Salary

The Company

Base salaries for the Company’s executives are established based on the particular scope of each executive’s responsibilities as well as their qualifications, experience and performance, taking into account competitive market compensation paid by other companies in our peer group for individuals with similar responsibilities. Base salaries are reviewed annually, and additionally may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The Compensation Committee intends to conduct an annual review of base salaries, and the overall compensation package, each year toward the end of our fiscal year.

During the months of November and December 2008 and January 2009, the Compensation Committee, along with the Company’s board of directors, had numerous informal discussions regarding the appropriate compensation packages for the Company’s executives. The Compensation Committee, in conjunction with the Company’s board of directors, determined that given the Company’s financial constraints there would be no salary adjustment for 2009 and no bonuses paid for 2009.

		Annual Base Salary*
Evelyn A. Graham	Former Chief Executive Officer of TorreyPines Therapeutics, Inc., Currently President of TPTX, Inc., our wholly-owned subsidiary	$350,000
Craig A. Johnson	Former Chief Financial Officer of TorreyPines Therapeutics, Inc., Currently Vice President, Finance of TPTX, Inc., our wholly-owned subsidiary	$282,000
Paul R. Schneider	Former VP, General Counsel of TorreyPines Therapeutics, Inc., Currently VP, General Counsel of TPTX, Inc., our wholly-owned subsidiary	$217,700
*Pursuant to the Merger Agreement, three former officers of the Company retained positions at TPTX, Inc., a wholly-owned subsidiary of Raptor Pharmaceutical Corp., for a transition period ending on February 28, 2010, during which time such former officers continue to provide services to us with a focus on raising funds in our wholly-owned subsidiary to enable us to continue the development of NGX 426 and tezampanel.

Raptor Pharmaceuticals Corp.

The compensation committee of RPC established base salary compensation for its executive officers for the fiscal year ended August 31, 2009 taking into account: (1) the officer’s equity interest in RPC; (2) RPC’s status as an early-stage development company; (3) competitive levels of compensation; and (4) RPC’s ability to pay at this stage of its funding cycle. RPC’s compensation committee considered individual performance and salaries paid to executive officers of other biotechnology companies similar in size, stage of development and other characteristics. In making its recommendations, RPC’s compensation committee took into account recommendations submitted by persons serving in a supervisory position over a particular executive officer. In July 2008, RPC’s compensation committee hired an outside consultant to review its executive compensation and compensation for positions in which it was recruiting in order to offer a competitive compensation package to new employees and in an effort to compensate its executives closer to competitive levels. The outside consultant utilized a well-established industry salary survey and benchmarked RPC’s executive salaries with salaries of companies of similar size and located in the San Francisco Bay Area. Due to the significant differences between market rates and executive base salaries for the fiscal year ended August 31, 2007, RPC’s compensation committee recommended a pro rata three-step increase (over three years) for Dr. Starr, its Chief Executive Officer, and a pro rata two-step increase (over two years) for Dr. Zankel, Ms. Tsuchimoto and Mr. Daley.

Annual Base Salary
Christopher M. Starr, Ph.D.	Chief Executive Officer, President and Director of Raptor Pharmaceuticals Corp.	$213,610*
Todd C. Zankel, Ph.D.	Chief Scientific Officer of Raptor Pharmaceuticals Corp.	$192,300*
Kim R. Tsuchimoto, C.P.A.	Chief Financial Officer, Secretary and Treasurer of Raptor Pharmaceuticals Corp.	$208,401*
Ted Daley	President, Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.)	$208,401*
Patrice P. Rioux., M.D., Ph.D.	Chief Medical Officer, Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.)	$280,000**

*
Based on input from the outside consultant hired in July 2008, the recommendation by RPC’s compensation committee and approval of RPC’s full board of directors (other than Dr. Starr with respect to his own salary), these salaries became effective July 10, 2008. As of the date of this proxy statement, in order to preserve cash, the second step of the salary increases described above has not been implemented.

**	Dr. Rioux’s employment commenced on April 15, 2009.

Bonus and Other Non-Equity Incentive Plan Compensation

The Company

Discretionary annual cash bonuses are a means of rewarding individuals based on achievement of annual corporate and individual goals. The Compensation Committee has the authority to award discretionary annual cash bonuses to our executives.  Due to the Company’s cash constraints, no cash bonuses were paid during the eight months ended August 31, 2009.

Raptor Pharmaceuticals Corp.

Given RPC’s stage of development and its desire to conserve cash, during the fiscal year ended August 31, 2009, RPC limited awarding cash bonuses to its executive officers and did not provide for other non-equity incentive plan compensation as bonuses. During the fiscal year ended August 31, 2009, pursuant to his employment agreement and an asset purchase agreement between RPC’s clinical subsidiary and Mr. Daley regarding the purchase of the Convivia assets, Mr. Daley received the following: in September 2008 a cash bonus of $10,000 for reaching his one-year anniversary and in October 2008, Mr. Daley received a bonus of 100,000 shares of RPC’s common stock valued at $27,000 and a cash bonus of $30,000 related to the achievement of a clinical milestone. Due to the Merger, the 100,000 shares of RPC’s common stock described in the immediately preceding sentence were exchanged for 23,312 shares of our common stock.

Pursuant to Dr. Rioux’s offer letter from RPC executed in April 2009, Dr. Rioux is eligible for bonus stock options exercisable for up to 50,000 shares of RPC’s common stock if the following milestones are achieved during his employment: RPC’s achievement of a successful pilot clinical trial of DR Cysteamine in cystinosis; first patient dosed in a pivotal clinical trial of DR Cysteamine in cystinosis; RPC’s filing of a New Drug Application for DR Cysteamine in cystinosis; and marketing approval of DR Cysteamine in cystinosis. To-date none of these milestones have been achieved and no bonuses have been granted to Dr. Rioux. Due to the Merger, the eligibility described above is now for bonus stock options exercisable for up to 11,656 shares of our common stock.

All of RPC’s executive officers are eligible for annual and discretionary cash and stock option bonuses pursuant to their employment agreements.

Stock Option and Equity Incentive Programs

The Company

Long-term equity incentive awards are a means of encouraging executive ownership of our common stock, promoting executive retention, and providing a focus on long-term corporate goals as well as increased stockholder value. The Compensation Committee approves equity incentive award grants at year end following an increase in responsibilities by an executive.

In December 2006, the Compensation Committee developed a three year equity award plan that would result in fair and equitable level of ownership in the Company by the senior executives should the Company be successful in achieving its long-term goals. The Compensation Committee’s plan involved the use of both stock option grants, which vest over time, and restricted stock units that vest based on corporate and individual performance. In order to provide a significant incentive to our executives at a reasonable cost, the Compensation Committee determined that a substantial portion of the equity awards to be issued in the three-year plan would be granted in 2006, with vesting periods that extend over four years.  During the eight months ended August 31, 2009, the Company’s issuances of long-term equity awards were based upon this plan.  The plan was terminated subsequent to the consummation of the Merger.

Stock Options. Stock options granted by the Company have an exercise price equal to the fair market value of the Company’s common stock on the day of grant, typically vest over a four-year period with 25% vesting 12 months after the vesting commencement date and the remainder vesting ratably each month thereafter based upon continued employment, and generally expire ten years after the date of grant. Incentive stock options also include certain other terms necessary to assure compliance with the Code.  Subject to stockholder approval of the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan, the Company intends to grant, in general, options that vest over four years with 6/48ths vesting upon the six month anniversary of the date of grant and 1/48th per month thereafter with a 10 month expiry.

Restricted Stock and Restricted Stock Units. The Company’s plans authorized it to grant restricted stock and restricted stock units.  Restricted stock units vest on the attainment of a specified milestone or time period. Once the restricted stock unit has vested, the executive has the ability to obtain shares of our common stock.

In determining the number of stock options and restricted stock units to be granted to executives, the Compensation Committee took into account the individual’s position, scope of responsibility, qualifications and experience, ability to affect stockholder value, historic and recent performance, existing vested and unvested awards, and the value of stock options in relation to the other elements of the individual executive’s total compensation package. In order to control overall stockholder dilution, the Compensation Committee also evaluated the aggregate outstanding stock options to all employees in relation to those granted to executives when determining the number of options and restricted stock units that should be granted.

2009 Equity Awards. During the eight months ended August 31, 2009, our executives were awarded stock options in the amounts indicated in the section entitled “Grants of Plan-Based Awards.” These awards were granted as a means of promoting executive retention and focus on near-term corporate goals.

All outstanding options issued pursuant to the Company’s 2006 Equity Incentive Plan became fully vested in connection with the Merger.

Raptor Pharmaceuticals Corp.

RPC believes that equity grants provided its executive officers with a strong link to RPC’s long-term performance, created an ownership culture, and closely aligned the interests of its executive officers with the interests of its stockholders. Because of the direct relationship between the value of an option and the market price of RPC’s common stock, RPC believes that granting stock options was the best method of motivating the executive officers to manage RPC in a manner that was consistent with its stockholders and its interests. In addition, RPC believes that the vesting feature of its equity grants aids officer retention because this feature provides an incentive to its executive officers to remain in its employ during the vesting period. In determining the size of equity grants to its executive officers, RPC’s compensation committee considered company-level performance, the applicable executive officer’s performance, the period during which an executive officer has been in a key position with us, the amount of equity previously awarded to or owned by the applicable executive officer, the vesting of such awards, the number of shares available under RPC’s 2006 Equity Incentive Plan and the recommendations of management and any other consultants or advisors with whom RPC’s compensation committee chose to consult.

In general, stock options were granted under RPC’s 2006 Equity Incentive Plan as an incentive to aid in the retention of RPC’s executive officers and to align their interests with those of RPC’s stockholders.

During the fiscal year ended August 31, 2009, RPC did not have any formal plan requiring it to grant, or not to grant, equity compensation on specified dates. With respect to newly hired executives, RPC’s practice is typically to consider stock option grants upon initial drafting of the executive’s employment agreement followed by its stock option committee’s unanimous written consent approving such stock option grant. The stock option exercise price is based on the closing price the day preceding the later of stock option committee approval or the executive’s first day of employment.

In April 2009, pursuant to his employment agreement, RPC issued to Dr. Rioux initial employment stock options to purchase 150,000 shares of RPC’s common stock at an exercise price of $0.20 per share which vests 6/48ths on the six-month anniversary of the grant date and 1/48th per month thereafter and expire ten years from the grant date. No other stock options were granted to the executive officers or members of the board of directors of RPC during the fiscal year ended August 31, 2009. The options that were granted to officers are set forth in the “Grants of Plan-Based Awards” table below. All options granted to officers are intended to be qualified stock options as defined under Section 422 of the Code to the extent possible. Due to the Merger, the options to purchase 150,000 shares of common stock of RPC described above were exchanged for options to purchase 34,969 shares of our common stock at $0.85 per share.

Perquisites

The Company

Broad-based benefit plans are an integral component of competitive executive compensation packages. Benefits include a 401(k) savings plan, health benefits such as medical and dental plans, and disability and life insurance benefits. The Company has no structured perquisite benefits, and does not provide any deferred compensation programs or supplemental pensions to any executives. In its discretion, the Compensation Committee may revise, amend or add to the executive’s benefits if it deems it advisable.

Raptor Pharmaceuticals Corp

During RPC’s fiscal year ended August 31, 2009, RPC’s executives did not receive any perquisites and were not entitled to benefits that are not otherwise available to all of its employees. In this regard, it should be noted that RPC did not provide pension arrangements, post-retirement health coverage or similar benefits for its executives or employees.

Defined Contribution Plan

The Company

Prior to the Merger, the Company maintained a qualified retirement plan pursuant to Code Section 401(k) covering substantially all employees, herein referred to as the 401(k) plan. The 401(k) plan allowed employees to make voluntary contributions. The assets of the 401(k) plan were held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant.  The Company’s 401(k) plan was terminated in connection with the consummation of the Merger.

Employees who participated in the 401(k) plan were permitted to contribute to their 401(k) account up to the maximum amount that varies annually in accordance with the Code. The Company also made available to 401(k) plan participants the ability to direct the investment of their 401(k) accounts in a well-balanced spectrum of various investment funds.

Raptor Pharmaceuticals Corp.

 RPC maintains a qualified retirement plan pursuant to Code Section 401(k) covering substantially all employees, subject to certain minimum age and service requirements, herein referred to as RPC’s 401(k) plan. RPC’s 401(k) plan allows employees to make voluntary contributions. The assets of the 401(k) plan are held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant.  The RPC 401(k) plan remained outstanding following consummation of the Merger.

Employees who participate in RPC’s 401(k) plan may contribute to their 401(k) account up to the maximum amount that varies annually in accordance with the Code. RPC also makes available to 401(k) plan participants the ability to direct the investment of their 401(k) accounts in a well-balanced spectrum of various investment funds.

At RPC’s discretion, it provides for a 401(k) matching in the amount of 100% of the first 3% of employee deferral and 50% of the next 2% of employee deferral, in compliance with the Internal Revenue Service’s Safe Harbor rules. As of March 28, 2009, in order to preserve cash, RPC discontinued matching 401(k) for all of its employees.

Employment Agreements

The Company

Employment Agreement with Ms. Graham

The Company entered into an employment agreement with Ms. Graham on December 14, 2006 which was amended and restated on September 1, 2008 in connection with Ms. Graham being appointed acting Chief Executive Officer. On February 3, 2009 the Company entered into an amendment to such amended and restated employment agreement extending the time of severance payments to twelve (12) months following a change in control. Ms. Graham’s employment agreement provided for an initial annual base salary of not less than $350,000 and provided that she will be eligible to earn an annual bonus for 2008 in an amount up to 150% of her target bonus of 45% of her annual base salary, as determined by the board of directors.

Pursuant to the terms of Ms. Graham’s employment agreement, in the event that Ms. Graham’s employment was terminated without cause or was terminated (either by the Company without cause or by her for good reason) three (3) months prior to or twelve (12) months after a change in control, Ms. Graham would have been entitled to continue to receive for twelve months following the date of her termination or resignation (a) her base salary and (b) an amount equal to one-twelfth of the greater of (i) the average of the three annual bonuses paid to Ms. Graham by the Company prior to the date of termination or resignation, (ii) the last annual bonus paid to Ms. Graham by the Company prior to the date of termination or resignation, or (iii) if the termination occurred within the first 12 months following October 3, 2008, 45% of her base salary, which payments would have been without reduction by any amount of Ms. Graham’s earnings from any other employment during the 12-month severance period. Additionally, under those circumstances, the vesting of each of Ms. Graham’s equity awards would have been treated as if Ms. Graham had completed an additional 12 months of service immediately before the date on which her employment was terminated or she resigned. Ms. Graham’s execution of a release in favor of the Company was a condition to the receipt of these severance benefits, and she agreed to a non-solicitation obligation and to confidentiality and assignment of inventions obligations in connection with her employment agreement.

Under the agreement, a change in control was deemed to have occurred under any of the following circumstances, subject to certain exceptions and limitations: (i) a person becomes the owner of 50% or more of the Company’s voting power; (ii) the composition of the Company’s board of directors changed over a period of 24 consecutive months or less in a way that resulted in a majority of the Company’s board of directors (rounded up to the next whole number) ceasing, by reason of one or more proxy contests for the election of directors, to be comprised of individuals who either (A) had been directors continuously since the beginning of the period or (B) had been elected or nominated for election as directors during the period by at least two-thirds of the directors described in clause (A) who were still in office at the time the election or nomination was approved by the board of directors; (iii) (A) a merger or consolidation occurred in which the Company is not the surviving entity, or (B) any reverse merger occurred in which the Company is not the surviving entity, or (C) any merger involving one of the Company’s subsidiaries occurred in which the Company is a surviving entity, but in each case, in which holders of our outstanding voting securities immediately prior to such transaction, as such, did not hold, immediately following such transaction, securities possessing 50% or more of the total combined voting power of the surviving entity’s outstanding securities (in the case of clause (A)) or our outstanding voting securities (in the case of clauses (B) and (C)); or (iv) all or substantially all of our assets were sold of transferred other than in connection with an internal reorganization or our complete liquidation (other than a liquidation of us into a wholly-owned subsidiary).

In September 2009, pursuant to the Merger Agreement, Ms. Graham executed a second amendment and restatement of her employment agreement which superseded her prior employment agreement.  Ms. Graham’s second amended and restated employment agreement provides for a base salary of $29,167 per month through February 28, 2010 and eliminates the change in control provision described above.  The agreement also provides that prior to February 28, 2010, if the Company enters into any of the following transactions, as approved by our board of directors: (i) sell any equity securities of TPTX, Inc. to a third party and the proceeds from such sale are used primarily for the development of NGX426, (ii) complete a change of control transaction of 50% or more of TPTX, Inc. or (iii) enter into a partnership, option, or similar arrangement for the development of NGX426 and is for aggregate cash consideration (net of all costs and expenses associated with the sale) received by us on or before February 28, 2010 of not less than $10 million, then promptly following the closing of the sale, (A) we shall pay in cash consideration to Ms. Graham an amount equal to (x) 3.0% of the aggregate cash consideration (net of all costs and expenses associated with the sale) received by us in the sale multiplied by (y) 41%, and (B) we shall pay the value in our restricted common stock to Ms. Graham an amount equal to (a) 2.0% of the aggregate cash consideration (net of all costs and expenses associated with the sale) received by the Company in the sale multiplied by (b) 41%.

Employment Agreement with Mr. Johnson

The Company entered into an employment agreement with Mr. Johnson on December 14, 2006 which was amended and restated on November 12, 2008 to comply with Section 409A of the Code and the final regulations issued thereunder. On February 3, 2009, the Company entered into an amendment to such amended and restated employment agreement extending the time of severance payments to twelve (12) months following a change in control. Mr. Johnson’s employment agreement provided for an initial annual base salary of not less than $282,000 and provides that he would have been eligible to earn an annual bonus for 2008 in an amount up to 150% of his target bonus of 35% of his annual base salary, as determined by the board of directors.

Pursuant to the terms of Mr. Johnson’s employment agreement, in the event that Mr. Johnson’s employment was terminated without cause or was terminated (either by the Company without cause or by him for good reason) three (3) months prior to or twelve (12) months after a change in control, Mr. Johnson would have been entitled to continue to receive for twelve months following the date of his termination or resignation (a) his base salary and (b) an amount equal to one-twelfth of the greater of (i) the average of the three annual bonuses paid to Mr. Johnson by the Company prior to the date of termination or resignation, (ii) the last annual bonus paid to Mr. Johnson by the Company prior to the date of termination or resignation, or (iii) if the termination occurs within the first 12 months following November 12, 2008, 35% of his base salary, which payments would have been without reduction by any amount of Mr. Johnson’s earnings from any other employment during the 12-month severance period. Additionally, under those circumstances, the vesting of each of Mr. Johnson’s equity awards would have been treated as if Mr. Johnson had completed an additional 12 months of service immediately before the date on which his employment was terminated or he resigned. Mr. Johnson’s execution of a release in favor of the Company was a condition to the receipt of these severance benefits, and he agreed to a non-solicitation obligation and to confidentiality and assignment of inventions obligations in connection with his employment agreement. The definition of change in control in Mr. Johnson’s employment agreement is the same as in Ms. Graham’s employment agreement.

In September 2009, pursuant to the Merger Agreement, Mr. Johnson executed a second amendment and restatement of his employment agreement which superseded his prior employment agreement.  Mr. Johnson’s second amended and restated employment agreement provides for a base salary of $23,500 per month through February 28, 2010 and eliminates the change in control provision described above.  The agreement also provides that prior to February 28, 2010, if we enter into any of the following transactions, as approved by our board of directors: (i) sell any equity securities of TPTX, Inc. to a third party and the proceeds from such sale are used primarily for the development of NGX426, (ii) complete a change of control transaction of 50% or more of TPTX, Inc. or (iii) enter into a partnership, option, or similar arrangement for the development of NGX426 and is for aggregate cash consideration (net of all costs and expenses associated with the sale) received by us on or before February 28, 2010 of not less than $10 million, then promptly following the closing of the sale, (A) we shall pay in cash consideration to Mr. Johnson an amount equal to (x) 3.0% of the aggregate cash consideration (net of all costs and expenses associated with the sale) received by us in the sale multiplied by (y) 33%, and (B) we shall pay the value in our restricted common stock to Mr. Johnson an amount equal to (x) 2.0% of the aggregate cash consideration (net of all costs and expenses associated with the sale) received by the Company in the sale multiplied by (y) 33%.

 Employment Agreement with Mr. Schneider

The Company entered into an employment agreement with Mr. Schneider on February 1, 2007 which was amended and restated on November 12, 2008 to comply with Section 409A of the Code and the final regulations issued thereunder. On February 3, 2009, the Company entered into an amendment to such amended and restated employment agreement extending the time of severance payments to twelve (12) months following a change in control. Mr. Schneider’s employment agreement provides for an initial annual base salary of not less than $217,700 and provided that he would be eligible to earn an annual bonus for 2008 in an amount up to 150% of his target bonus of 25% of his annual base salary, as determined by the board of directors.

Pursuant to the terms of Mr. Schneider’s employment agreement, in the event that Mr. Schneider’s employment was terminated without cause or was terminated (either by the Company without cause or by him with good reason) three months prior to or twelve (12) months after a change in control, Mr. Schneider resigned for good reason, Mr. Schneider would have been entitled to continue to receive for twelve months following the date of his termination or resignation (a) his base salary and (b) an amount equal to one-twelfth of the greater of (i) the average of the three annual bonuses paid to Mr. Schneider by the Company prior to the date of termination or resignation, (ii) the last annual bonus paid to Mr. Schneider by the Company prior to the date of termination or resignation, or (iii) if the termination occurs within the first 12 months following November 12, 2008, 25% of his base salary, which payments would have been without reduction by any amount of Mr. Schneider’s earnings from any other employment during the 12-month severance period. Additionally, under those circumstances, the vesting of each of Mr. Schneider’s equity awards would have been treated as if Mr. Schneider had completed an additional 12 months of service immediately before the date on which his employment was terminated or he resigned. Mr. Schneider’s execution of a release in favor of the Company was a condition to the receipt of these severance benefits, and he agreed to a non-solicitation obligation and to confidentiality and assignment of inventions obligations in connection with his employment agreement. The definition of change in control in Mr. Schneider’s employment agreement is the same as in Ms. Graham’s employment agreement.

In September 2009, pursuant to the Merger Agreement, Mr. Schneider executed a second amendment and restatement of his employment agreement which superseded his prior employment agreement.  Mr. Schneider’s second amended and restated employment agreement provides for a base salary of $18,142 per month through February 28, 2010 and eliminates the change in control provision described above.  The agreement also provides that prior to February 28, 2010, if we enter into any of the following transactions, as approved by our board of directors: (i) sell any equity securities of TPTX,  Inc. to a third party and the proceeds from such sale are used primarily for the development of NGX426, (ii) complete a change of control transaction of 50% or more of TPTX, Inc. or (iii) enter into a partnership, option, or similar arrangement for the development of NGX426 and is for aggregate cash consideration (net of all costs and expenses associated with the sale) received by us on or before February 28, 2010 of not less than $10 million, then promptly following the closing of the sale, (A) we shall pay in cash consideration to Mr. Schneider an amount equal to (x) 3.0% of the aggregate cash consideration (net of all costs and expenses associated with the sale) received by us in the sale multiplied by (y) 26%, and (B) we shall pay the value in our restricted common stock to Mr. Schneider an amount equal to (x) 2.0% of the aggregate cash consideration (net of all costs and expenses associated with the sale) received by the Company in the sale multiplied by (y) 26%.

Raptor Pharmaceuticals Corp.

Drs. Starr and Zankel and Ms. Tsuchimoto entered into employment agreements with our wholly owned subsidiaries, Raptor Pharmaceutical Inc. and Raptor Pharmaceuticals Corp., in May 2006.  The employment agreements described below remain operative following the consummation of the Merger.

Each employment agreement has an initial term of three years commencing on May 1, 2006 in the case of Dr. Starr and Ms. Tsuchimoto and May 15, 2006 in the case of Dr. Zankel, and will automatically renew for additional one year periods unless either party under such agreement notifies the other that the term will not be extended. Under their agreements, each officer is entitled to an annual salary ($150,000 each for Drs. Starr and Zankel and $160,000 for Ms. Tsuchimoto), the amount of which may be increased from time to time in the discretion of the board of directors, and stock options to purchase 250,000 shares of our common stock, which vested over three years with a six month cliff vest. Due to the Merger, the 250,000 shares of RPC’s common stock described in the immediately preceding sentence were exchanged for 58,281 shares of our common stock.   Officers’ annual salaries are subject to annual review and potential increase by our board of directors. In addition, they are each eligible to receive annual bonuses in cash or stock options as awarded by our board of directors, at its discretion.

On September 7, 2007, RPC’s wholly-owned subsidiary, Raptor Therapeutics Inc., entered into an employment agreement with Ted Daley for a term of 18 months which will automatically renew for additional one year periods unless either party under such agreement notifies the other that the term will not be extended. Under Mr. Daley’s agreement, Mr. Daley is entitled to an annual salary of $150,000 and stock options to purchase 150,000 shares of RPC’s common stock at an exercise price of $0.52 per share, which vest over four years with a six month cliff vest. Due to the Merger, the options to purchase 150,000 shares of RPC’s common stock described in the immediately preceding sentence were exchanged for options to purchase 34,969 shares of our common stock at an exercise price of $2.23 per share. In August 2008, RPC’s compensation committee recommended, and its full board of directors approved, a stock option grant to Mr. Daley for the purchase of 100,000 shares of RPC’s common stock at an exercise price of $0.44 per share, which vests 6/48ths upon the six-month anniversary of the grant date and 1/48th per month thereafter and expires ten years from the grant date. Due to the Merger, the options to purchase 100,000 shares of RPC’s common stock described in the immediately preceding sentence were exchanged for options to purchase 23,313 shares of our common stock at $1.88 per share. Mr. Daley’s 2008 stock options were granted in order to increase his initial employment stock option grant to be equal to the stock option grants of RPC’s other executive officers. Mr. Daley’s annual salary is subject to annual review and potential increase by our board of directors. In addition, Mr. Daley is eligible to receive certain bonuses in cash and stock options based on triggering events related to the successful development of our ConviviaTM product development program.

Each of Drs. Starr’s and Zankel’s, Ms. Tsuchimoto’s and Mr. Daley’s respective employment agreements were amended effective as of January 1, 2009 for purposes of bringing such employment agreements into compliance with the applicable provisions of Section 409A of the Code and the Treasury Regulations and interpretive guidance issued thereunder. In April 2009, RPC executed an employment offer to Dr. Rioux with an annual base salary of $280,000.

A description of the terms of these agreements, including post-employment payments and triggers, is included in the section titled “Executive Payments Upon Termination.”

For further detail please refer to the officers’ respective employment agreements filed by RPC as exhibits 10.5, 10.6 and 10.7 to RPC’s Current Report on Form 8-K, which was filed with the SEC on May 26, 2006, exhibits 10.1, 10.3, 10.4 and 10.7 to RPC’s Current Report on Form 8-K, which was filed with the SEC on January 5, 2009, exhibit 10.1 to RPC’s Form 10-QSB, which was filed with the SEC on January 14, 2008, and exhibit 10.9 to RPC’s Current Report on Form 8-K, which was filed with the SEC on April 14, 2009.

Equity Incentive Plan

The Company

For a description of the Company’s equity incentive plan and grants made thereunder, please see “Stock Option and Equity Incentive Programs” above.

Raptor Pharmaceuticals Corp.

In May 2006, the stockholders of RPC approved its 2006 Equity Incentive Plan. The 2006 Equity Incentive Plan life is ten years and allows for the granting of options to employees, directors and consultants. Typical option grants are for ten years with exercise prices at or above market price based on the last closing price as of the date prior to the grant date and vest over four years as follows: 6/48ths on the six-month anniversary of the date of grant and 1/48ths per month thereafter.  The 2006 Equity Incentive Plan was assumed by the Company in connection with the consummation of the Merger.

Accounting and Tax Considerations

The Company selects and implements its various elements of compensation for their ability to help the Company achieve its performance and retention goals and not based solely on any unique or preferential financial accounting treatment. In this regard, Section 162(m) of the Code generally sets a limit of $1.0 million on the amount of annual compensation (other than certain enumerated categories of performance-based compensation) that the Company may deduct for federal income tax purposes with respect to its executive officers (other than its chief financial officers) listed in the “Summary Compensation Table” below. Compensation realized upon the exercise of stock options is considered performance based if, among other requirements, the plan pursuant to which the options are granted have been approved by the Company’s stockholders and have a limit on the total number of shares that may be covered by options issued to any plan participant in any specified period.

Stock options granted under the Company’s 2006 Equity Incentive Plan and its other stock option plans are considered performance based. Therefore, any compensation realized upon the exercise of stock options granted under such plans will be excluded from the deductibility limits of Section 162(m) of the Code. While the Company has not adopted a policy requiring that all compensation be deductible, it considered the consequences of Section 162(m) of the Code in designing its compensation practices.

Generally, the exercise of an incentive stock option does not trigger any recognition of income or gain to the holder but may be subject to Alternative Minimum Tax. If the stock is held until at least one year after the date of exercise (or two years from the date the option is granted, whichever is later), all of the gain on the sale of the stock, when recognized for income tax purposes, will be capital gain, rather than ordinary income, to the recipient. Consequently, neither RPC nor the Company received tax deductions. For stock options that do not qualify as incentive stock options, RPC was not and the Company is not entitled to tax deductions in the year in which the stock options are exercised equal to the spread between the exercise price and the fair market value of the stock on the exercise date. The holders of the non-qualified stock options are generally taxed on this same amount in the year of exercise. If the holder of an incentive stock option exercises their options and sells the stock received from such exercise before the one year holding period or before two years from grant date, this is known as a disqualifying disposition, which will be subject to ordinary income tax for the option holder and would be tax deductible to RPC or the Company.

Stock Ownership Guidelines

Although the Company has not adopted any stock ownership guidelines, the Company believes that its compensation of executive officers, which includes the use of stock options, results in an alignment of interest between these individuals and the Company’s stockholders.

Benchmarking and Consultants

The Compensation Committees reviews the history of all the elements of each executive officer’s total compensation over the Company’s short history and compares the compensation of the executive officers with that of the executive officers in an appropriate market comparison group comprised of other biotechnology companies similar in size, stage of development and other characteristics.

Named Executive Officer Compensation

The Company

Summary Compensation Table

Name and Principal Position	Year*	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards (1)($)	Non-Equity Incentive Plan Compensation (2)($)	All Other Compensation ($)	Total ($)
Evelyn A. Graham	2009	$266,987	—	$—	$77,327	$—	$1,056	$345,370
Former Chief Executive Officer, Currently President of TPTX, Inc., our wholly-owned subsidiary	2008	304,667	—	34,270	45,206	—	—	384,143
	2007	271,200	—	34,175	40,418	69,200	—	414,993

Craig A. Johnson	2009	215,115	—	—	68,801	—	225	284,141
Former Chief Financial Officer, Currently Vice President, Finance of TPTX, Inc., our wholly-owned subsidiary	2008	282,000	—	34,270	44,214	—	—	360,484
	2007	271,200	—	34,175	40,431	69,200	—	415,006

Paul R. Schneider	2009	157,902	—	—	89,464	—	121	247,487
Former VP, General Counsel, Currently VP, General Counsel of TPTX, Inc., our wholly-owned subsidiary(2)	2008	217,700	—	1,007	75,208	—	—	293,915
*     2007 and 2008 represents the fiscal years ended December 31, 2007 and 2008, respectively.  2009 represents the period from January 1, 2009 to August 31, 2009, which is the Company’s new fiscal year end.

(1)  The amounts shown reflect the dollar amount recognized for financial statement reporting purposes for the years ended December 31, 2007 and 2008 and for the eight months ended August 31, 2009, in accordance with ASC Topic 718 of restricted stock units granted pursuant to the Company’s 2006 Equity Incentive Plan or stock option grants pursuant to both the 2000 Stock Option Plan and the 2006 Equity Incentive Plan and thus may include amounts from restricted stock units or stock options granted in and prior to 2009, 2008, and 2007, respectively. Assumptions used in the calculation of these amounts are included in the footnotes of the consolidated Financial Statements included in Part IV, Item 15, of the Company’s Annual Report on Form 10-K filed with the SEC in March 2009.

(2) Mr. Schneider was not a named executive officer in 2007. 32

Raptor Pharmaceuticals Corp.

Summary Compensation Table

							Change in
							Pension
	Fiscal					Non-equity	Value and
	Year			Stock	Option	Incentive Plan	NQDC	All Other
	(ending	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	August 31)	$(1)	$	$	$(2)	$	$	$(3)	$
Christopher M. Starr, Ph.D.	2009	213,610	—	—	27,883	—	—	6,399	247,892
Chief Executive Officer	2008	156,116	—	—	42,864	—	—	7,188	206,168
and Director	2007	150,000	—	—	40,612	—	—	2,789	193,401
Todd C. Zankel, Ph.D.	2009	192,300	—	—	27,883	—	—	5,758	225,941
Chief Scientific	2008	154,067	—	—	42,864	—	—	7,106	204,037
Officer	2007	150,000	—	—	40,612	—	—	2,789	193,401
Kim R. Tsuchimoto, C.P.A.	2009	208,401	—	—	33,256	—	—	6,149	247,806
Chief Financial Officer,	2008	179,115	—	—	47,881	—	—	8,171	235,167
Secretary, And	2007	163,333	25,000	—	38,739	—	—	4,098	231,170
Treasurer
Ted Daley,	2009	208,401	40,000	27,000	22,077	—	—	7,806	238,284
President, Raptor	2008	146,962	40,000	56,000	14,594	—	—	7,866	265,422
Therapeutics Inc. (f/k/a
Bennu Pharmaceuticals Inc.)
Patrice P. Rioux, M.D., Ph.D.	2009	94,759	—	—	1,696	—	—	419	96,874
Chief Medical Officer, Raptor
Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.)

(1)
Dr. Starr and Ms. Tsuchimoto’s full time employment commenced on May 1, 2006 at an annual base salary of $150,000 and $160,000, respectively. Ms. Tsuchimoto’s annual base salary increased to $176,000 in June 2007 and to $208,401 in July 2008. Dr. Starr’s salary increased to $213,610 in July 2008. Dr. Zankel’s full time employment commenced on May 15, 2006 at an annual base salary of $150,000 which increased to $192,300 in July 2008. Mr. Daley’s full-time employment commenced on September 10, 2007 at an annual base salary of $150,000, which increased to $208,401 in July 2008. Dr. Rioux’s full time employment commenced on April 15, 2009 at an annual base salary of $280,000.

(2)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal years ended August 31, 2009, 2008 and 2007 for the fair value of the stock options granted to each of RPC’s named executive officers since inception, in accordance with ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the fiscal years ended August 31, 2008 and 2007 grants, please refer to the notes in the financial statements included in RPC’s annual report on Form 10-K filed with the SEC on October 28, 2009. These amounts reflect RPC’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers. In May 2006, Drs. Starr and Zankel and Ms. Tsuchimoto were granted stock options to purchase 250,000 shares of RPC’s common stock at an exercise price of $0.66 per share for Drs. Starr and Zankel and $0.60 per share for Ms. Tsuchimoto. The options vested 6/36 ths on the six month anniversary of the grant date and 1/36 th per month thereafter and expire 10 years from grant date. Due to the Merger, the options to purchase 250,000 shares of RPC’s common stock described above were exchanged for options to purchase 58,281 shares of our common stock at respective exercise prices of $2.83 per share for Drs. Starr and Zankel and $2.57 per share for Ms. Tsuchimoto.

(3)
All Other Compensation includes 401(k) matching funded by RPC through March 28, 2009, at which time such matching was discontinued, and life insurance premiums paid by RPC where the executive is the beneficiary.

Stock Option Grants and Exercises During the Fiscal Year Ended August 31, 2009

Grants of Plan-Based Awards Table

The following table sets forth information concerning stock option grants made during the fiscal year ended August 31, 2009 to the Company’s executive officers named in the “Summary Compensation Table” above. The fair value information in the far right column is for illustration purposes only and is not intended to predict the future price of the Company’s common stock. The actual future value of such stock options will depend on the market value of the Company’s common stock.

The Company

								All Other	All Other
								Stock	Options	Exercise	Grant
		Estimated			Estimated			Awards:	Awards:	or Base	Date
		Future Payouts			Future Payouts			Number	Number of	Price of	Fair
		Under Non-Equity			Under Equity			of Shares	Securities	Option	Value of
		Incentive Plan Awards			Incentive Plan Awards			of Stock	Underlying	Awards	Option
Grant		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options (#)		Awards
Name	Date	($)	($)	($)	($)	($)	($)	(#)	(1)	($/Sh)(2)	($) (3)
Evelyn A. Graham	2/3/2009	—	—	—	—	—	—	—	17,464	3.91	47,190
Craig A. Johnson	2/3/2009	—	—	—	—	—	—	—	14,705	3.91	39,325
Paul R. Schneider	2/3/2009	—	—	—	—	—	—	—	14,705	3.91	39,325

(1)  This column represents the dollar amount recognized for financial statement reporting purposes with respect to the eight months ended August 31, 2009 for the fair value of the stock options granted to each of the Company’s named executive officers in the eight months ended August 31, 2009 in accordance with ASC Topic 718. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers.  All outstanding options issued pursuant to the Company’s 2006 Equity Incentive Plan became fully vested in connection with the Merger.

Raptor Pharmaceuticals Corp.

The following table sets forth information concerning stock option grants made during the fiscal year ended August 31, 2009 to RPC’s executive officers named in the “Summary Compensation Table” above. The fair value information in the far right column is for illustration purposes only and is not intended to predict the future price of the Company’s common stock. The actual future value of such stock options will depend on the market value of the Company’s common stock.

Grants of Plan-Based Awards Table

								All Other	All Other
								Stock	Options	Exercise	Grant
		Estimated			Estimated			Awards:	Awards:	or Base	Date
		Future Payouts			Future Payouts			Number	Number of	Price of	Fair
		Under Non-Equity			Under Equity			of Shares	Securities	Option	Value of
		Incentive Plan Awards			Incentive Plan Awards			of Stock	Underlying	Awards	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options (#)		Awards
Name	Date	($)	($)	($)	($)	($)	($)	(#)	(1)	($/Sh)(2)	($) (3)
Patrice P. Rioux, M.D., Ph.D.	4/16/09	—	—	—	—	—	—	—	34,969	0.85	1,696

(1)
These stock options vest 6/48ths on the six-month anniversary of the grant date and 1/48th per month thereafter. The options expire 10 years from grant date. The original stock options described under this column were originally exercisable for 150,000 shares of RPC’s common stock at an exercise price of $0.20 per share. Due to the Merger, such original options to purchase 150,000 shares of RPC’s common stock were exchanged for options to purchase 34,969 shares of our common stock at $0.85 per share.

(2)
This column shows the exercise price for the stock options granted, which was the closing price of RPC’s common stock one day preceding the stock option grant date. As described in the immediately preceding footnote, the original stock options were exercisable at $0.20 per share.

(3)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to RPC’s fiscal year ended August 31, 2009 for the fair value of the stock options granted to each of the named executive officers in the fiscal year ended August 31, 2009 in accordance with ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts reflect RPC’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers.

Outstanding Equity Awards at August 31, 2009

The Company

The following table sets forth certain information with respect to outstanding stock option awards of the executive officers of the Company as of the end of the Company’s fiscal year ended August 31, 2009.  All outstanding options issued pursuant to the Company’s 2006 Equity Incentive Plan became fully vested in connection with the Merger in September 2009.

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Evelyn A. Graham	477	—	21.08	2/04/2014	—	—
	1,910	—	21.08	6/12/2015	—	—
	980	490	108.29	12/13/2016	—	—
	208	292	49.30	12/05/2017	—	—
	7,353	10,294	4.59	10/14/2018	—	—
	17,646	—	3.91	2/22/2019	—	—

Craig A. Johnson	477	—	21.08	2/04/2014	—	—
	1,910	—	21.08	6/12/2015	—	—
	980	490	108.29	12/13/2016	—	—
	208	292	49.30	12/05/2017	—	—
	6,127	8,578	4.59	10/14/2018	—	—
	14,705	—	3.91	2/22/2019	—	—

Paul R. Schneider	2,022	1,212	132.09	1/31/2017	—	—
	120	166	49.30	12/05/2017	—	—
	2,940	4,118	4.59	10/14/2018	—	—
	14,705	—	3.91	2/22/2019	—	—

Raptor Pharmaceuticals Corp.

The following table sets forth certain information with respect to outstanding stock option awards of RPC’s executive officers for the fiscal year ended August 31, 2009.

Option Awards
Equity
Incentive Plan
		Number of		Awards:
	Number of	Securities		Number of
	Securities	Underlying		Securities
	Underlying	Unexercised		Underlying
	Unexercised	Options		Unexercised	Option	Option
	Options	Unexercisable		Unearned	Exercise	Expiration
Name	Exercisable (#)	(#)		Options (#)	Price ($)	Date
Christopher M. Starr, Ph.D.	58,281 (1)	—		—	2.83 (1)	5/26/2016
Todd C. Zankel, Ph.D.	58,281 (1)	—		—	2.83 (1)	5/26/2016
Kim R. Tsuchimoto, C.P.A.	58,281 (1)	—		—	2.57 (1)	5/26/2016
	3,788 (2)	3,260		—	2.57 (2)	6/14/2017
	6,314 (2)	5,343		—	2.57 (2)	6/14/2017
Ted Daley	16,755 (2)	18,214		—	2.23 (2)	9/10/2017
	5,828 (2)	17,485		—	1.88 (2)	8/12/2018
Patrice P. Rioux, M.D., Ph.D.	0 (2)	34,969	35	—	0.85 (2)	4/16/2019

(1)	Stock options vest 6/36ths on the six month anniversary of grant date and 1/36th per month thereafter.

(2)	Stock options vest 6/48ths on the six month anniversary of grant date and 1/48th per month thereafter.

Option Exercises

There were no option exercises by executive officers of RPC or the Company during the fiscal year ended August 31, 2009 or the eight months ended August 31, 2009, respectively.

Post-Employment Compensation

The Company

Change in control arrangements are designed to retain executives and provide continuity of management in the event of a change in control. The Company’s former Chief Executive Officer, its former Chief Financial Officer and its former Vice President and General Counsel were parties to employment agreements which included change in control provisions; however, such employment agreements were amended and restated in connection with the consummation of the Merger to, among other things, eliminate the change in control provisions. These agreements are described in more detail elsewhere in this proxy statement, including the section titled “Elements of Compensation – The Company – Base Salary” and “Executive Payments Upon Termination – The Company.”

Raptor Pharmaceuticals Corp.

Employment Agreements

Drs. Starr and Zankel and Ms. Tsuchimoto entered into employment agreements with our wholly owned subsidiaries, Raptor Pharmaceutical Inc. and Raptor Pharmaceuticals Corp., in May 2006. On September 29, 2009, the closing date of the Merger, each employment agreement discussed below was assume by us.  Each employment agreement has an initial term of three years commencing on May 1, 2006 in the case of Dr. Starr and Ms. Tsuchimoto and May 15, 2006 in the case of Dr. Zankel, and will automatically renew for additional one year periods unless either party under such agreement notifies the other that the term will not be extended. Under their agreements, each officer is entitled to an annual salary ($150,000 each for Drs. Starr and Zankel and $160,000 for Ms. Tsuchimoto), the amount of which may be increased from time to time in the discretion of our board of directors, and stock options to purchase 250,000 shares of RPC’s common stock, which vested over three years with a six month cliff vest. Due to the Merger, the 250,000 shares of RPC’s common stock described in the immediately preceding sentence were exchanged for 58,281 shares of our common stock.  Officers’ annual salaries are subject to annual review and potential increase by our board of directors. In addition, they are each eligible to receive annual bonuses in cash or stock options as awarded by our board of directors, at its discretion. On September 7, 2007, our wholly-owned subsidiary, Raptor Therapeutics Inc., entered into an employment agreement with Ted Daley for a term of 18 months and will automatically renew for additional one year periods unless either party under such agreement notifies the other that the term will not be extended. Under Mr. Daley’s agreement, Mr. Daley is entitled to an annual salary of $150,000 and stock options to purchase 150,000 shares of RPC’s common stock, which vest over four years with a six month cliff vest. Due to the Merger, the options to purchase 150,000 shares of RPC’s common stock described in the immediately preceding sentence were exchanged for options to purchase 34,969 shares of our common stock.  In August 2008, RPC’s Compensation Committee recommended, and its full board of directors approved, a stock option grant to Mr. Daley for the purchase of 100,000 shares of RPC’s common stock at an exercise price of $0.44 per share, which vests 6/48ths upon the six-month anniversary of the grant date and 1/48th per month thereafter and expires ten years from the grant date. Due to the Merger, the options to purchase 100,000 shares of RPC’s common stock described in the immediately preceding sentence were exchanged for options to purchase 23,313 shares of our common stock. at $1.88 per share. Mr. Daley’s 2008 stock option was granted in order to increase his initial employment stock option grant to be equal to the stock option grants of RPC’s other executive officers. Mr. Daley’s annual salary is subject to annual review and potential increase by our board of directors. In addition, Mr. Daley is eligible to receive certain bonuses in cash and stock options based on triggering events related to the successful development of our Convivia TM product development program. Each of Drs. Starr’s and Zankel’s, Ms. Tsuchimoto’s and Mr. Daley’s respective employment agreements were amended effective as of January 1, 2009 for purposes of bringing such employment agreements into compliance with the applicable provisions of Section 409A of the Code and the Treasury Regulations and interpretive guidance issued thereunder. In April 2009, RPC executed an employment offer to Dr. Rioux with an annual base salary of $280,000.

Except for Dr. Rioux and Mr. Daley, if any officer’s employment is constructively terminated or terminated by us without cause, including in the event of a change of control, then such officer will be entitled to continue to receive his or her base salary, bonuses and other benefits for a period of 12 months from the date of termination. If Dr. Rioux’s or Mr. Daley’s employment is constructively terminated or terminated by us without cause, including in the event of a change of control, then he will be entitled to continue to receive his or her base salary and other certain benefits for a period of 6 months from the date of termination.

Except for Dr. Rioux, if any officer’s employment is terminated for cause, by death or due to a voluntary termination, we shall pay to such officer, or in the case of termination due to death, his or her estate, the compensation and benefits payable through the date of termination.

Except for Dr. Rioux, if any officer’s employment is terminated due to disability, we shall pay to such officer the compensation and benefits payable through the date of termination and shall continue to pay such officer salary and a prorated bonus for three months following such termination, at the end of which time such officer shall receive short-term and eventually long-term disability benefits pursuant to our current disability insurance plans.

Executive Payments Upon Termination

The Company

In September 2009, the Company entered into a second amendment and restatement of employment agreements for Ms. Graham, Mr. Johnson and Mr. Schneider as former executive officers of the Company, which agreements continue their base salary during a transition period ending on February 28, 2010.  The Company is obligated to provide health insurance benefits to the three such former executives until August 31, 2010.

Raptor Pharmaceuticals Corp.

The following table quantifies the amounts that we would owe each of our executive officers upon each of the termination triggers discussed above under “Post-Employment Compensation—Raptor Pharmaceuticals Corp.”:

Christopher M. Starr, Ph.D.
           Chief Executive Officer, President and Director

					Termination
					Without Cause		CIC Whether
Executive Benefits and Payments					or Constructive		or Not Services
Upon Termination	Disability		Death		Termination		are Terminated (1)
Severance Payments
Base Salary	$53,403	(3)	$—		$213,610	(2)	$213,610	(2)
Short-Term Incentive	—	(4)	—	(4)	—	(5)	—	(5)

Value of Unvested Equity Awards and Accelerated Vesting Stock Options	—		—		—		—	(6)

Total	$53,403		$—		$213,610		$213,610

(1)	“CIC” means change in control, as defined in the officer’s employment agreement.

(2)	12 months base salary.

(3)	3 months base salary.

(4)	Pro rata bonus.

(5)	Full cash bonus otherwise payable.

(6)
Vesting of all stock options granted in accordance with ASC Topic 718. The amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. This amount reflects our accounting expense for these awards, and does not correspond to the actual value that will be recognized by the officer.

Todd C. Zankel, Ph.D.
           Chief Scientific Officer

					Termination		CIC Whether
					Without Cause		or Not Services
Executive Benefits and Payments					or Constructive		are
Upon Termination	Disability		Death		Termination		Terminated (1)
Severance Payments
Base Salary	$48,075	(3)	$—		$192,300	(2)	$192,300	(2)
Short-Term Incentive	—	(4)	—	(4)	—	(5)	—	(5)

Value of Unvested Equity Awards and Accelerated Vesting Stock Options	—		—		—		—	(6)

Total	$48,075		$—		$192,300		$192,300

(1)	“CIC” means change in control, as defined n the officer’s employment agreement.

(2)	12 months base salary.

(3)	3 months base salary.

(4)	Pro rata bonus.

(5)	Full cash bonus otherwise payable.

(6)
Vesting of all stock options granted in accordance with ASC Topic 718. The amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. This amount reflects our accounting expense for these awards, and does not correspond to the actual value that will be recognized by the officer.

Kim R. Tsuchimoto, C.P.A.
 Chief Financial Officer, Secretary and Treasurer

Executive Benefits and					Without Cause		CIC Whether or
Payments Upon					or Constructive		Not Services are
Termination	Disability		Death		Termination		Terminated (1)
Severance Payments
Base Salary	$52,100	(3)	—		$208,401	(2)	$208,401	(2)
Short-Term Incentive	—	(4)	—	(4)	—	(5)	—	(5)

Value of Unvested Equity Awards and Accelerated Vesting Stock Options	—		—		—		15,003	(6)

Total	$52,100		$—		$208,401		$223,404

(1)	“CIC” means change in control, as defined in the officer’s employment agreement.

(2)	12 months base salary.

(3)	3 months base salary.

(4)	Pro rata bonus.

(5)	Full cash bonus otherwise payable.

(6)
Vesting of all stock options granted in accordance with ASC Topic 718. The amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. This amount reflects our accounting expense for these awards, and does not correspond to the actual value that will be recognized by the officer.

Ted Daley,
 President, Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.)

					Termination
Executive Benefits and					Without Cause		CIC Whether or
Payments Upon					or Constructive		Not Services are
Termination	Disability		Death		Termination		Terminated (1)
Severance Payments
Base Salary	$52,100	(3)	$—		$104,200	(2)	$104,200	(2)
Short-Term Incentive	—	(4)	—	(4)	—	(5)	—	(5)

Value of Unvested Equity Awards and Accelerated Vesting Stock Options	—		—		—		25,554	(6)

Total	$52,100		$—		$104,200		$129,754

(1)	“CIC” means change in control, as defined in the officer’s employment agreement.

(2)	6 months base salary.

(3)	3 months base salary.

(4)	Pro rata bonus.

(5)	Full cash bonus otherwise payable.

(6)
Vesting of all stock options granted in accordance with ASC Topic 718. The amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. This amount reflects our accounting expense for these awards, and does not correspond to the actual value that will be recognized by the officer.

Patrice P. Rioux, M.D., Ph.D.
           Chief Medical Officer, Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.)

			Termination
Executive Benefits and			Without Cause		CIC Whether or
Payments Upon			or Constructive		Not Services are
Termination	Disability	Death	Termination		Terminated (1)
Severance Payments
Base Salary	$—	$—	$140,000	(2)	$140,000	(2)
Short-Term Incentive	—	—	—		—

Value of Unvested Equity Awards and Accelerated Vesting Stock Options	—	—	—		27,118	(3)

Total	$—	$—	$140,000		$167,118

(1)	“CIC” means change in control, as defined in the officer’s employment agreement.

(2)	6 months base salary.

(3)
Vesting of all stock options granted in accordance with ASC Topic 718. The amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. This amount reflects our accounting expense for these awards, and does not correspond to the actual value that will be recognized by the officer.

Compensation Committee Interlocks and Insider Participation

The Company

No member of the Compensation Committee has served as one of its officers or employees at any time. None of the Company’s executive officers serves, or has served during the last fiscal year, as a member of the compensation committee or a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee or the Company’s board of directors.

Raptor Pharmaceuticals Corp.

All compensation decisions made during the fiscal year ended August 31, 2009 were made by RPC’s full board of directors (other than Dr. Starr with respect to his own salary), with respect to RPC’s Chief Executive Officer, executive officers and other officers. The members of RPC’s Compensation Committee during the fiscal year ended August 31, 2009 were Mr. Anderson and Mr. Sager, none of whom were officers or employees of RPC or any of our subsidiaries during the fiscal year ended August 31, 2009 or in any prior year. During the fiscal year ended August 31, 2009, none of RPC’s executive officers served as a member of the board or compensation committee of any other company that has an executive officer serving as a member of RPC’s board of directors or compensation committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE RAPTOR BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed the preceding Compensation Discussion and Analyses of the Company and Raptor Pharmaceutical Corp. with the Company’s management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analyses be included in this proxy statement.

Compensation Committee

Raymond W. Anderson, Chair

Llew Keltner, M.D., Ph.D.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

As provided in the charter of the Audit Committee, it is our policy that we will not enter into any transactions required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC unless the Audit Committee or another independent body of our board of directors first reviews and approves the transactions. The Audit Committee is required to review on an on-going basis, and pre-approve all related party transactions before they are entered into, including those transaction that are required to be disclosed under Item 404 of Regulation S-K. If such transaction relates to compensation, it must be approved by the Compensation Committee as well. Related party transactions involving a director must also be approved by the disinterested members of the board of directors. It is the responsibility of our employees and directors to disclose any significant financial interest in a transaction between the Company and a third party, including an indirect interest. All related party transactions shall be disclosed in our filings with the SEC as required under SEC rules.

In addition, pursuant to our Code of Business Conduct and Ethics, all employees, officers and directors of ours and our subsidiaries are prohibited from engaging in any relationship or financial interest that is an actual or potential conflict of interest with us without approval. Employees, officers and directors are required to provide written disclosure to the Chief Executive Officer as soon as they have any knowledge of a transaction or proposed transaction with an outside individual, business or other organization that would create a conflict of interest or the appearance of one.

The Company

The Company has entered into indemnity agreements with certain of its officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and our Bylaws.

Raptor Pharmaceuticals Corp.

Pursuant to the terms of an asset purchase agreement, RPC and its wholly-owned subsidiary, Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.) purchased certain assets of Convivia, Inc., which was as of such time a wholly-owned by Ted Daley (currently the President of Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.)). To date, in aggregate Mr. Daley has received 93,248 shares of common stock of RPC and $80,000 in cash bonuses and may receive additional common stock and cash bonuses based on the successful development of RPC’s Convivia development program. Mr. Daley was hired to develop the Convivia product candidate along with other clinical-stage programs at Raptor Therapeutics Inc. (f/k/a Bennu Pharmaceuticals Inc.).

With respect to RPC’s August 2009 private placement, Limetree Capital was issued warrants to purchase 556,500 shares of RPC’s common stock at an exercise price of $0.35 per share and cash commissions of $59,360. Erich Sager, formerly a member of RPC’s board of directors, serves on the board of directors of Limetree Capital and is a founding partner thereof.  Due to the Merger, the warrants to purchase 556,500 shares of RPC’s common stock at an exercise price of $0.35 per share described above were exchanged for warrants to purchase 129,733 shares of our common stock at an exercise price of $1.50 per share.

In the ordinary course of business, RPC’s officers loaned money to RPC by paying travel expenses and equipment and other costs from their personal funds on behalf of RPC.  RPC promptly reimbursed the officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth, as of January 29, 2010, each beneficial owner (or group of affiliated beneficial owners) of more than five percent (5%) of any class of voting securities of the Company, each named executive officer of the Company as of the end of the fiscal year ended August 31, 2009, each director of the Company and all executive officers and directors of the Company as a group. Except as otherwise indicated, each listed stockholder directly owned his or her shares and had sole voting and investment power. Unless otherwise noted, the address for each person listed below is Raptor Pharmaceutical Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949.

			Percentage of
	Number of Shares		Outstanding
	of Common Stock	Number of Shares	Shares
Name of Beneficial Owner and	Beneficially	Subject to Options/	of Common
Address	Owned	Warrants (1)	Stock (2)
Aran Asset Management SA (3)	4,608,499	734,339	19.8%
Ayer Capital Management, LP (4)	1,172,085	750,000	5.2%
Christopher M. Starr, Ph.D.	757,650	58,281	3.3%
Todd C. Zankel, Ph.D.	757,650	58,281	3.3%
Erich Sager	484,605	249,151	2.1%
Ted Daley	124,330	31,082	*
Kim R. Tsuchimoto, C.P.A.	71,102	70,520	*
Patrice P. Rioux, M.D, Ph.D.	8,013	8,013	*
Raymond W. Anderson	132,589	132,589	*
Richard L. Franklin, M.D., Ph.D.	14,570	14,570	*
Evelyn A. Graham	41,560	39,650	*
Craig A. Johnson	35,586	33,676	* **
Paul R. Schneider	25,283	25,283	*
All executive officers and directors as a group (8 persons)	2,350,509	622,487	10.4%

*	Less than one percent.

(1)
Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible preferred stock currently exercisable or convertible, or exercisable or convertible within sixty (60) days of January 29, 2010, are counted as outstanding for computing the percentage held by each person holding such options or warrants but are not counted as outstanding for computing the percentage of any other person.

(2)	Based on 22,455,365 shares outstanding as of January 29, 2010.

(3)
The address for this entity is Bahnhofplatz, P.O. Box 4010, 6304 Zug, Switzerland. Aran Asset Management disclaims beneficial ownership of the shares registered in its name on behalf of its clients.  The Chairman and CEO of Aran Asset Management SA is Michael C. Thalmann who disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(4)
The address for this entity is 230 California Street, Suite 600, San Francisco, CA 94111.  750,000 warrants to purchase shares of common stock are exercisable only to the extent that the number of shares beneficially held by Ayer Capital Management, LP does not exceed 4.99% of the outstanding common stock of the Company.

REPORT OF OUR AUDIT COMMITTEE

The members of our Audit Committee have been appointed by our board of directors. Our Audit Committee is governed by its charter, which has been approved and adopted by our board of directors and which will be reviewed and reassessed annually by our Audit Committee.

Our Audit Committee has determined that the Company’s audit committee and the audit committee of RPC fulfilled their respective responsibilities under their respective charters for the eight months ended August 31, 2009 and the fiscal year ended August 31, 2009, respectively. During the fiscal year ended August 31, 2009, the audit committee of RPC was comprised of two directors, Mr. Anderson and Mr. Sager.

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Raptor filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

Our Audit Committee assists our board of directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics and (iii) the Company’s auditing, accounting and financial reporting processes. It is not the responsibility of our Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of our Audit Committee to determine that the audit of the Company’s financial statements have been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is independent.

In this context, our Audit Committee hereby reports as follows:

•	We have reviewed and discussed the audited financial statements of RPC as of and for its fiscal year ended August 31, 2009 with management and the independent registered public accounting firm.

•
The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•
The Audit Committee received from the independent registered public accounting firm the written disclosures and letter required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the independence of the independent registered public accounting firm.

Based upon the review and discussion referred to in paragraphs (1) through (3) above, we recommended to the board of directors, and the board of directors has approved, that the audited financial statements of RPC for its fiscal year ended August 31, 2009 be included in RPC’s Annual Report on Form 10-K for the fiscal year ended August 31, 2009 and in our annual report to stockholders. Our Audit Committee also has recommended, and the board of directors also has approved, subject to stockholder ratification, the appointment of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for our fiscal year ending August 31, 2010.

Audit Committee
Raymond W. Anderson (Chair)
Richard L. Franklin, M.D., Ph.D.
Llew Keltner, M.D., Ph.D.

OTHER MATTERS

           We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 on official business days during the hours of 10:00 a.m. to 3:00 p.m. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at http://www.sec.gov. Reports, proxy statements and other information concerning us also may be inspected at the offices of the Financial Industry Regulatory Authority, Inc., Listing Section, 1735 K Street, Washington, D.C. 20006. You may also obtain free copies of the documents that we file with the SEC by going to the Investors and Media section of our website, www.raptorpharma.com.

The Company will provide without charge to each person solicited upon the written request of any such person, a copy of the Company’s annual report to stockholders. If you would like to request a copy of the annual report to stockholders or copies of the documents that we file with the SEC, please send a request in writing to the following address or call the following telephone number:

Raptor Pharmaceutical Corp. 9 Commercial Blvd., Suite 200 Novato CA 94949 (415) 382-1390 Attention: Corporate Secretary
You should rely only on the information contained in this proxy statement to vote your shares at our annual meeting. We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. This proxy statement is dated February 2, 2010. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company

Section 16(a) of the Exchange Act requires our directors, executive officers and 10% stockholders to file reports of ownership and reports of changes in ownership of our common stock and other equity securities with the SEC.  Directors, executive officers and 10% stockholders of a registered class of equity securities are required to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 31, 2009, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

Raptor Pharmaceuticals Corp.

Based on a review of the copies of such reports furnished to RPC, except with respect to Aran Asset Management SA, which did not to our knowledge filed any Section 16(a) forms with respect to RPC, we believe that during the fiscal year ended August 31, 2009, the directors, executive officers and 10% stockholders of RPC timely filed all Section 16(a) reports applicable to them.

Information on Our Website

Information on our website is not part of this proxy statement and you should not rely on that information in deciding whether to approve any of the proposals described in this proxy statement, unless that information is also in this proxy statement.

 Trademark Notice

Raptor, the Raptor logos and all other Raptor product and service names are registered trademarks or trademarks of Raptor in the United States and in other select countries. “ ® ” and “™” indicate U.S. registration and U.S. trademark, respectively. Other third-party logos and product/trade names are registered trademarks or trade names of their respective companies.

Stockholder Proposals

In order for a stockholder to submit a proposal to be considered at the Company’s 2011 annual meeting of stockholders (including director nominations), (i) the stockholder must have given timely notice thereof in writing to the Corporate Secretary, (ii) the business must be a proper matter for stockholder action under the Delaware General Corporation Law, (iii) if the stockholder intends to solicit proxies from stockholders with respect to such proposal, such stockholder has delivered a proxy statement and form of proxy to holders of at least the number of shares required under applicable law to approve such proposal and has included copies of such materials with the notice delivered to the Company, and (iv) if the stockholder desires that the proposal be included in the proxy statement to be prepared by the Company in connection with the annual meeting, the stockholder must not have solicited proxies sufficient to have required it to deliver to the Company a notice stating that it intends to solicit proxies from stockholders.  The notice delivered by the stockholder must comply with the requirements set forth in the Company’s bylaws, as amended, and must be delivered to the Corporate Secretary at the Company’s principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary of the date of the 2010 annual meeting.  However, if the date of the 2011 annual meeting of stockholders is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the date of the 2010 annual meeting, then notice must be delivered not earlier than the close of business on the 120th day prior to the anniversary of the date of 2010 annual meeting and not later than the close of business on the 90th day prior to the anniversary of the date of 2010 annual meeting or the 10th day following the day on which public announcement of the date of the 2011 annual meeting is first made. Proposals to be included in next year’s proxy statement prepared by the Company must comply with certain rules and regulations promulgated by the SEC and the procedures set forth in the Company’s bylaws, as amended.

Communication with Our Board of Directors

Our board of directors has provided a procedure for stockholders or other persons to send written communications to our board of directors, our board of directors’ committees or any of the directors, including complaints to our Audit Committee regarding accounting, internal accounting controls, or auditing matters. Stockholders may send written communications to the board of directors, the appropriate committee or any of the directors by certified mail only, c/o Audit Committee Chairman, Raptor Pharmaceutical Corp., 9 Commercial Blvd., Suite 200, Novato, California 94949. All such written communications will be compiled by the Chairman of the Audit Committee and submitted to our board of directors, a committee of our board of directors or the individual director(s), as appropriate, within a reasonable period of time. These communications will be retained with our corporate records.

 Delivery of this Proxy Statement to Multiple Stockholders with the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or Raptor that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials in the future, you may (1) notify your broker, (2) direct your written request to: Corporate Secretary, Raptor Pharmaceutical Corp., 9 Commercial Blvd., Suite 200, Novato, California 94949, or (3) contact our Chief Financial Officer, Kim R. Tsuchimoto, at (415) 382-1390. Upon a written or oral request to the address or telephone number above, we will promptly deliver a separate set of proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered. Our stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

APPENDIX A

Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan

RAPTOR PHARMACEUTICAL CORP.
2010 STOCK INCENTIVE PLAN
————————————————
Plan Document
————————————————

1. Introduction.

(a) Purpose.  Raptor Pharmaceutical Corp. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan (the “Plan”), for the following purposes:  (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of Plan participants with those of the Company’s stockholders.

(b) Definitions.  Terms that begin with an initial capital letter in the Plan and any Appendices have the defined meaning set forth in Appendix I or elsewhere in this Plan, in either case unless the context of their use clearly indicates a different meaning.

(c) Effective Date.  This Plan shall become effective on February 2, 2010 (the “Effective Date”); provided that the Plan and any Award made before stockholder approval of the Plan shall be contingent on its approval by a vote of a majority of the votes cast at a duly held meeting of the Company’s stockholders (or by such other stockholder vote that the Committee determines to be sufficient for the issuance of Shares and Awards according to the Company’s governing documents and Applicable Law).

(d) Effect on Other Plans, Awards, and Arrangements.  Once approved by the Company’s stockholders pursuant to Section 1(c), this Plan will supersede all stock plans of the Company such that no future awards will occur except under this Plan.  New awards may occur with respect to Shares subject to awards forfeited under superseded plans.  Notwithstanding the foregoing, effective upon stockholder approval of this Plan, no further awards of any kind shall occur under the 2006 Equity Incentive Plan (formerly the Raptor Pharmaceuticals Corp.’s 2006 Equity Incentive Plan, as amended), which was assumed by the Company, and any Shares that are currently reserved for awards under such plan, the 2006 Equity Incentive Plan (formerly the TorreyPines 2006 Equity Incentive Plan), or the 2000 Stock Option Plan (formerly the Axonyx 2000 Stock Option Plan), as well as any Shares that in the future would have become available for awards under those plans shall be added to the reserve of Shares that are authorized and available for issuance pursuant to this Plan.

(e) Appendices.  Incorporated by reference and thereby part of the Plan are the terms set forth in the following appendices:

Appendix I	Definitions
Appendix II	Special Sub-Plan for Non-U.S.-Based Eligible Employees

2. Types of Awards.  The Plan permits the granting of the following types of Awards according to the Sections of the Plan listed here:

Section 5	Stock Options
Section 6	Restricted Shares and Restricted Share Units (“RSUs”)

3. Shares Available for Awards.

(a) Generally.  Subject to Section 9 below, a total of 3,000,000 Shares shall be available for issuance under the Plan, which includes the 400,000 Shares that were available for issuance under the three plans identified in Section 1(d) as of February 1, 2010, all of which may be used for any form of Award under the Plan.  The Shares deliverable pursuant to Awards shall be authorized but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

(b) Replenishment; Counting of Shares.  Any Shares reserved for Plan Awards will again be available for future Awards if the Shares for any reason will never be issued to a Participant or Beneficiary pursuant to an Award (for example, due to its settlement in cash rather than in Shares, or the Award’s forfeiture, cancellation, expiration, or net settlement without the issuance of Shares).  Further, and to the extent permitted under Applicable Law, the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an Affiliate’s acquiring another entity.  On the other hand, Shares that a Person owns and tenders in payment of all or part of the exercise price of an Award or in satisfaction of applicable Withholding Taxes shall not increase the number of Shares available for future issuance under the Plan.

(c) ISO Share Reserve.  The number of Shares that are available for ISO Awards shall not exceed the total number set forth in Section 3(a) above (as adjusted pursuant to Section 9 of the Plan, and as determined in accordance with Code Section 422).

4. Eligibility.

(a) General Rule.  Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those Persons to whom Awards may be granted.  Each Award shall be evidenced by an Award Agreement that sets forth its Grant Date and all other terms and conditions of the Award, that is signed on behalf of the Company (or delivered by an authorized agent through an electronic medium), and that, if required by the Committee, is signed by the Eligible Person as an acceptance of the Award.  The grant of an Award shall not obligate the Company or any Affiliate to continue the employment or service of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter.

(b) Award Limits per Person.  During the term of the Plan, no Participant may receive Awards that relate to more than 500,000 Shares per year.

5.	Stock Options.

(a) Grants. Subject to the special rules for ISOs set forth in the next paragraph, the Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan, that may be immediately exercisable or that may become exercisable in whole or in part based on future events or conditions, that may include vesting or other requirements for the right to exercise the Option, and that may differ for any reason between Eligible Persons or classes of Eligible Persons; provided in all instances that:

(i)	the exercise price for Shares subject to purchase through exercise of an Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date; and

(ii)	no Option shall be exercisable for a term ending more than ten years after its Grant Date.

(b) Special ISO Provisions.  The following provisions shall control any grants of Options that are denominated as ISOs.

(i)
Eligibility.  The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Code Section 424.

(ii)
Documentation.  Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO; provided that any Option designated as an ISO will be a Non-ISO to the extent the Option fails to meet the requirements of Code Section 422.  In the case of an ISO, the Committee shall determine on the Grant Date the acceptable methods of paying the exercise price for Shares, and it shall be included in the applicable Award Agreement.

(iii)
$100,000 Limit.  To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs.  For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date.  In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first.  In the event that Code Section 422 is amended to alter the limitation set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(iv)
Grants to 10% Holders.  In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the ISO’s term shall not exceed five years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date.  In the event that Code Section 422 is amended to alter the limitations set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(v)
Substitution of Options.  In the event the Company or an Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation, or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs previously granted under the plan of the acquired company; provided (A) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such Shares is not more than the similar excess immediately before such substitution, and (B) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

(vi)
Notice of Disqualifying Dispositions.  By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers, or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (A) two years of the Grant Date, or (B) one year after the exercise of the ISO being exercised.  Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

(c) Method of Exercise.  Each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional Shares) at any time and from time to time prior to its expiration, but only pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances, and conditions for exercise contained in the applicable Award Agreement.  To the extent that Options are exercised, they shall be exercised with respect to the first-vested Options, unless expressly provided otherwise in the documents evidencing the exercise.  Exercise shall occur by delivery of both written notice of exercise to the secretary of the Company, and payment of the full exercise price for the Shares being purchased.  Unless the Committee determines otherwise, the methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i) Cash;

(ii) Certified check, wire transfer, or equivalent; or

(iii) Any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until the Company has received sufficient funds to cover the full exercise price due and all applicable Withholding Taxes required by reason of such exercise.

No Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d) Termination of Continuous Service.  The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service.  The Committee may waive or modify these provisions at any time.  To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other Person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate, and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards.

The following provisions shall apply to the extent an Award Agreement does not specify contrary terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

Reason for Terminating Continuous Service	Option Termination Date
(I) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant’s Continuous Service, or when Cause first existed if earlier.
(II) Participant is Disabled.	Within one year after termination of the Participant’s Continuous Service.
(III) Retirement of the Participant.	Within six months after termination of the Participant’s Continuous Service.
(IV) Death of the Participant during Continuous Service or within 90 days thereafter.	Within one year after termination of the Participant’s Continuous Service.
(V) Other than due to Cause or the Participant’s Disability, Retirement, or Death.	Within 90 days after termination of the Participant’s Continuous Service.

If there is a Securities and Exchange Commission blackout period (or a Committee-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten-day period before the expiration of any Option based on the termination of a Participant’s Continuous Service (as described above), the period for exercising the Options shall be extended until ten days beyond when such blackout period ends.  Notwithstanding any provision hereof or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

6.	Restricted Shares and RSUs.

(a) Grant. The Committee may grant Restricted Share and RSU Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.  The Committee shall establish as to each Restricted Share or RSU Award the number of Shares deliverable or subject to the Award (which number may be determined by a written formula), and the period or periods of time (the “Restriction Period”) at the end of which all or some restrictions specified in the Award Agreement shall lapse, and the Participant shall receive unrestricted Shares (or cash to the extent provided in the Award Agreement) in settlement of the Award.  Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant’s duration of employment, directorship, or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selected by the Committee.  The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration.

(b) Vesting and Forfeiture. The Committee shall set forth, in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to RSUs will become vested and non-forfeitable.  Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant’s interest therein has not vested on or before such termination date; provided that, if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Laws.

(c) Certificates for Restricted Shares. Unless otherwise provided in an Award Agreement, the Company shall hold certificates representing Restricted Shares and dividends (whether in Shares or cash) that accrue with respect to them until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank.  The Participant’s failure to provide such stock powers within ten days after a written request from the Company shall entitle the Committee to unilaterally declare a forfeiture of all or some of the Participant’s Restricted Shares.

(d) Section 83(b) Elections.  A Participant may make an election under Code Section 83(b) (“Section 83(b) Election”) with respect to Restricted Shares.  A Participant who has received RSUs may, within ten days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make a Section 83(b) Election with respect to the Shares subject to such RSUs.  The Committee may in its discretion convert the Participant’s RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s RSU Award.  The Participant may then make a Section 83(b) Election with respect to those Restricted Shares; provided that the Participant’s Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs replaced by the Restricted Shares.

(e) Issuance of Shares Upon Vesting.  As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying RSUs), the Company shall deliver to the Participant, free from vesting restrictions, one Share for each surrendered and vested Restricted Share (or deliver one Share free of the vesting restriction for each vested RSU), unless an Award Agreement provides otherwise and subject to Section 7 regarding Withholding Taxes.  No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.

7. Taxes; Withholding.

(a) General Rule.  Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards, and neither the Company, any Affiliate, nor any of their employees, directors, or agents shall have any obligation to mitigate, indemnify, or to otherwise hold any Participant harmless from any or all of such taxes.  The Company’s obligation to deliver Shares (or to pay cash) to Participants pursuant to Awards is at all times subject to their prior or coincident satisfaction of all required Withholding Taxes.  Except to the extent otherwise either provided in an Award Agreement or thereafter authorized by the Committee, the Company or any Affiliate may, but is not obligated to, satisfy required Withholding Taxes that the Participant has not otherwise arranged to settle before the due date thereof:

(i)	first from withholding the cash otherwise payable to the Participant pursuant to the Award;

(ii)
then by withholding and canceling the Participant’s rights with respect to a number of Shares that (A) would otherwise have been delivered to the Participant pursuant to the Award, and (B) have an aggregate Fair Market Value equal to the Withholding Taxes (such withheld Shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of the withholding); and

(iii)	finally, withholding the cash otherwise payable to the Participant by the Company.

The number of Shares withheld and canceled to pay a Participant’s Withholding Taxes will be rounded up to the nearest whole Share sufficient to satisfy such taxes, with cash being paid to the Participant in an amount equal to the amount by which the Fair Market Value of such Shares exceeds the Withholding Taxes.

(b)           U.S. Code Section 409A.  To the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code Section 409A.  To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.  Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies, and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate (i) to exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) to comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(c)           Unfunded Tax Status.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the collection of benefits as they come due.  Neither the Participant nor the Participant’s duly authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

8. Non-Transferability of Awards.

(a) General.  Except as set forth in this Section, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.  The designation of a death Beneficiary by a Participant will not constitute a transfer.  An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, by the duly authorized legal representative of a holder who is Disabled, or by a transferee permitted by this Section.

(b) Limited Transferability Rights. Unless an Award Agreement provides otherwise, the Committee may in its discretion permit individuals to transfer Awards, other than ISOs, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions.  Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan.  “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, domestic partner, former spouse, former domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(c) Death.  In the event of the death of a Participant, any outstanding Awards issued to the Participant shall automatically be transferred to the Participant’s Beneficiary (or, if no Beneficiary is designated or surviving, to the Person or Persons to whom the Participant’s rights under the Award pass by will or the laws of descent and distribution).

9.	Change in Capital Structure; Change in Control; Etc.

(a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the exercise or other price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization, or reclassification of the Shares, merger, consolidation, change in form of organization, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.  In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced.  In any case, such substitution of cash or securities shall not require the consent of any Person who is granted Awards pursuant to the Plan.  Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.

(b) Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control. In the event of a Change in Control but subject to the terms of any Award Agreements or employment-related agreements between the Company or any Affiliates and any Participant, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company (in each case, the “Successor Company”) upon consummation of the transaction.  Notwithstanding the foregoing, instead of having outstanding Awards be assumed or replaced with equivalent awards by the Successor Company, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions (with respect to any or all of the Awards, and with discretion to differentiate between individual Participants and Awards for any reason):

(i) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued pursuant to an Award shall lapse as to the Shares subject to such repurchase right;

(ii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards (with the Committee determining the amount payable to each Participant based on the Fair Market Value, on the date of the Change in Control, of the Award being canceled, based on any reasonable valuation method selected by the Committee, which amount may be adjusted downward to the extent the Committee reasonably determines required by Section 409A);

(iii) terminate all or some Awards upon the consummation of the transaction; provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change in Control.  To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation;

(iv) make such other modifications, adjustments, or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject, however, to the terms of this Section 9.

10. Recoupment of Awards. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment, or delivery pursuant to the Award (“Rescission”), or recapture any Shares (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if and to the extent:

(a) the granting, vesting, or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(b) in the Committee’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

(c) a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (b) of this Section.

In each instance, the Committee will, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination, or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination, or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

11. Relationship to Other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12. Administration of the Plan.  The Committee shall administer the Plan in accordance with its terms; provided that the Board may always act as the Committee on any matter.  The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable.  In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(a) Committee Composition.  The Board shall appoint the members of the Committee if other than the Board.  If and to the extent permitted by Applicable Law, the Committee may authorize one or more executive officers to make Awards to Eligible Persons other than themselves.  The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(b) Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Shares, units, or dollars to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, canceled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices, and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi) to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii) to require, as a condition precedent to the grant, vesting, exercise, settlement, and/or issuance of Shares pursuant to any Award, that a Participant agree to execute a general release of claims (in any form that the Committee may require, in its sole discretion, which form may include any other provisions, e.g., confidentiality and restrictions on competition, that are found in general claims release agreements that the Company utilizes or expects to utilize);

(viii) in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an Internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system; and

(ix) to make all interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Directors or Employees.

(c) Local Law Adjustments and Sub-plans.  To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom.  Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures, and handling of stock certificates which vary with the customs and requirements of particular countries.  The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of Shares, as may be appropriate, required, or applicable to particular locations and countries.

(d) Action by Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other Employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(e) Deference to Committee Determinations.  The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements.  The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter.  The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determinations the Committee makes pursuant to the Plan shall be final, binding, and conclusive.   The validity of any such interpretation, construction, decision, or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(f) No Liability; Indemnification.  Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction, or determination made in good faith with respect to the Plan, any Award, or any Award Agreement.  The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who in good faith takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorneys’ fees) arising out of their good faith performance of duties on behalf of the Plan.  The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

(g) Expenses. The expenses of administering the Plan shall be borne jointly and severally by the Company and its Affiliates.

13. Modification of Awards and Substitution of Options.  Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option may be exercised, to accelerate the vesting of any Award, to extend or renew outstanding Awards, to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any change that the Plan would permit for a new Award.  However, except in connection with a Change in Control or as approved by the Company’s stockholders for any period during which it is subject to the reporting requirements of the Exchange Act, the Committee may not cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the Participant at a lower exercise price, or granting a replacement award of a different type, or otherwise allowing for a “repricing” within the meaning of applicable federal securities laws.  Notwithstanding the foregoing, no modification of an outstanding Award may materially and adversely affect a Participant’s rights thereunder unless either (i) the Participant provides written consent to the modification, or (ii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant; provided, however, that no action pursuant to Section 9 shall be considered to materially or adversely affect Participant’s rights.

14. Plan Amendment and Termination.  The Board may amend or terminate the Plan as it shall deem advisable; provided that no change shall be made that increases the total number of Shares reserved for issuance pursuant to Awards (except pursuant to Section 9 above) unless such change is authorized by the stockholders of the Company.  A termination or amendment of the Plan shall not materially and adversely affect a Participant’s vested rights under an Award previously granted to him or her, unless the Participant consents in writing to such termination or amendment.  Notwithstanding the foregoing, the Committee may amend the Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.  Furthermore, neither the Company nor the Committee shall, without stockholder approval, either (a) allow for a “repricing” within the meaning of federal securities laws applicable to proxy statement disclosures, or (b) cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the Participant at a lower exercise price or granting a replacement award of a different type.

15. Term of Plan.  If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date ten years after its Effective Date.  No Awards shall be made under the Plan after its termination.

16. Governing Law. The terms of this Plan shall be governed by the laws of the State of Delaware, within the United States of America, without regard to the State’s conflict of laws rules.

17.	Laws and Regulations.

(a)           General Rules. This Plan, the granting of Awards, the exercise of Options, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell, or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Law.  In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the Persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

(b)           Blackout Periods. Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws.

18. No Stockholder Rights.  Neither a Participant nor any transferee or Beneficiary of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to such Participant, transferee, or Beneficiary for such Shares in accordance with the Company’s governing instruments and Applicable Law.  Prior to the issuance of Shares or Restricted Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award (unless otherwise provided in the Award Agreement for Restricted Shares), notwithstanding its exercise in the case of Options.  No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan or an Award Agreement.

___________________

Appendix I:  Definitions

___________________

As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling,” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations, and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, a Restricted Share, an RSU, or any combination thereof, whether alternative or cumulative.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee.  The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award or receive payment or settlement under an Award after the Participant’s death.

“Board” means the Board of Directors of the Company.

“Cause” will have the meaning set forth in any unexpired employment agreement between the Company and the Participant.  In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons:  (i) the Participant’s willful failure to substantially perform his or her material duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her material obligations under any written agreement or covenant with the Company.  The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.  Furthermore, a Participant’s Continuous Service shall be deemed to have terminated for Cause within the meaning hereof if, at any time (whether before, on, or after termination of the Participant’s Continuous Service), facts or circumstances are discovered that would have justified a termination for Cause.

“Change in Control” means any of the following:

(i) Acquisition of Controlling Interest.  Any Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the Beneficial Owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities.  In applying the preceding sentence, (a) securities acquired directly from the Company or its Affiliates by or for the Person shall not be taken into account, and (b) an agreement to vote securities shall be disregarded unless its ultimate purpose is to cause what would otherwise be Change in Control, as reasonably determined by the Board.

(ii) Merger.  The Company consummates a merger, or consolidation of the Company with any other corporation unless:  (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities.

(iii) Sale of Assets.  The sale or disposition by the Company of all, or substantially all, of the Company’s assets.

(iv) Liquidation or Dissolution.  The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Board or, to the extent the Board delegates its responsibilities under the Plan to the Compensation Committee of the Board (“Compensation Committee”), the Compensation Committee or its successor; provided that the term “Committee” means (i) the Board when acting at any time in lieu of the Committee, (ii) with respect to any decision involving an Award intended to satisfy the requirements of Code Section 162(m), a committee consisting of two or more Directors of the Company who are “outside directors” within the meaning of Code Section 162(m), and (iii) with respect to any decision relating to a Reporting Person, a committee consisting solely of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means Raptor Pharmaceutical Corp., a Delaware corporation; provided that, in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Company Stock” means common stock, $0.001 par value, of the Company.  In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 9), the Shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

“Consultant” means any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services to the Company or any Affiliate.

“Continuous Service” means a Participant’s period of service in the absence of any interruption or termination, as an Employee, Independent Contractor, Director, or Consultant.  Continuous Service shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a Plan rule adopted by the Committee from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) transfers between locations of the Company or between the Company and its Affiliates.  Changes in status between service as an Employee, Independent Contractor, Director, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company.  The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means (i) for an ISO, that the Participant is disabled within the meaning of Code Section 22(e)(3), and (ii) for other Awards, a condition under which the Participant:

(a)           is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or

(b)           by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than three months under an accident or health plan covering Employees of the Company.

“Eligible Person” means any Consultant, Director, Independent Contractor, or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct.  The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the fair market value of the Company Stock as of such date based on the then-prevailing prices of the Company Stock on the New York Stock Exchange, the American Stock Exchange, NASDAQ, or such other stocks exchange as the Company Stock is then listed for trading (and, if none, as determined by the Committee in good faith based on relevant facts and circumstances).

“Grant Date” means the later of (i) the date designated as the “Grant Date” within an Award Agreement, and (ii) date on which the Committee determines the key terms of an Award; provided that as soon as reasonably practical thereafter the Committee both notifies the Eligible Person of the Award and enters into an Award Agreement with the Eligible Person.

“Incentive Stock Option” (or “ISO”) means, an Option that qualifies for favorable income tax treatment under Code Section 422.

“Independent Contractor” means any service provider to the Company or an Affiliate who is classified by the Company or an Affiliate as an independent contractor.

“Non-ISO” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

“Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

“Participant” means any Eligible Person who holds an outstanding Award.

 “Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization, or organizational entity.

“Plan” means this Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan.

“Reporting Person” means an Employee, Independent Contractor, Director, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3.

“Restricted Share” means a Share of Company Stock awarded with restrictions imposed under Section 6.

“Restricted Share Unit” or “RSU” means a right granted to a Participant to receive Shares or cash upon the lapse of restrictions imposed under Section 6.

“Retirement” means a Participant’s termination of employment after the age of 60 if the Participant has completed at least five continuous years of service with the Company or a Company Affiliate as of the Participant’s termination of employment.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Share” means a share of Common Stock of the Company, as adjusted in accordance with Section 9 of the Plan.

“Ten Percent Holder” means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

“Withholding Taxes” means the aggregate minimum amount of federal, state, local, and foreign income, payroll, and other taxes that the Company and any Affiliates are required to withhold in connection with any Award.

RAPTOR PHARMACEUTICAL CORP.
2010 STOCK INCENTIVE PLAN
_______________________

Appendix II:  ____ Sub-Plan
_______________________

This Appendix II applies to any Awards that are made to Eligible Persons who are residents of ___________ and who are or may become subject to its tax laws (i.e., income tax and/or social security tax) as a result of Awards granted under the Raptor Pharmaceutical Corp. 2010 Stock Incentive Plan (the “Plan”).  Terms herein that begin with initial capital letters have the special definition set forth in the Plan.

This Appendix II shall be read in conjunction with the Plan and is subject to the terms and conditions of the Plan; provided that, to the extent that the terms and conditions of the Plan differ from or conflict with the terms of this Appendix II, the following terms of this Appendix II shall prevail:

1.           ______________________.

RAPTOR PHARMACEUTICAL CORP.

ANNUAL MEETING PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF RAPTOR PHARMACEUTICAL CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 9, 2010

The  undersigned,  having  read  the  Notice  of  Annual  Meeting  of  Stockholders  and  the
Proxy  Statement  dated  February  4,  2010,  receipt  of  which  are  hereby  acknowledged, hereby appoints Christopher M. Starr, Ph.D., and Kim R. Tsuchimoto and each of them, with power  to  act  without  the  other  and  with  power  of  substitution,  as  proxies  and  attorneys-in-
fact and hereby authorizes them to represent and vote as provided on the other side, all the shares  of  Raptor  Pharmaceutical  Corp.  ("Raptor")  common  stock  that  the  undersigned  is entitled to  vote  at  Raptor's Annual  Meeting  of  Stockholders  on  March  9,  2010,  at  2:00  p.m. (Pacific) at
Raptor's corporate offices at 9 Commercial Blvd., Suite 200, Novato, CA 94949, and at any continuation, adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)

                                  ANNUAL MEETING OF STOCKHOLDERS OF

           RAPTOR PHARMACEUTICAL CORP.

March 9, 2010

                         PROXY VOTING INSTRUCTIONS

INTERNET  -  Access   “www.voteproxy.com”   and   follow   the
on-screen instructions.   Have  your  proxy  card  available  when  you
access the web page, and use the Company Number and Account
Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and  follow the instructions.  Have your proxy card  available  when  you  call  and  use  the  Company  Number  and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL  -  Sign,  date  and  mail  your  proxy  card  in  the  envelope provided as soon as possible.

IN PERSON - You  may  vote  your  shares  in  person  by  attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card and annual report to stockholders are available at https://materials.proxyvote.com/75382F

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  x

1. Election of Directors:

[  ]  FOR ALL NOMINEES
[  ]  WITHHOLD AUTHORITY FOR ALL NOMINEES
[  ]  FOR ALL EXCEPT
(See instructions below)

NOMINEES:
O  Christopher M. Starr, Ph.D.
O  Raymond W. Anderson
O  Erich Sager
O  Richard L. Franklin, M.D., Ph.D.
O  Llew Keltner, M.D., Ph.D.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”

and fill in the circle next to each nominee you wish to withhold, as shown here:  X

2.  To ratify the appointment by the audit committee of the Board of Directors of Burr, Pilger & Mayer, LLP as Raptor's independent registered  public  accounting  firm  for  the  fiscal  year  ending August 31, 2010.

FOR   AGAINST   ABSTAIN

3.  To   approve   the   Raptor   Pharmaceutical   Corp.   2010   Stock
Incentive Plan.

FOR   AGAINST   ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE  UPON  OTHER  MATTERS  THAT  MAY  PROPERLY  COME  BEFORE  THE ANNUAL   MEETING   AND   ALL   CONTINUATIONS,   ADJOURNMENTS    OR POSTPONEMENTS THEREOF.

YOU ARE ENCOURAGED  TO  SPECIFY  YOUR  CHOICE  BY  MARKING  THE APPROPRIATE BOX. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED

"FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR, "FOR" THE RATIFICATION    OF    THE    APPOINTMENT    OF    RAPTOR'S    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND "FOR" THE APPROVAL OF THE RAPTOR   PHARMACEUTICAL   CORP.   2010   STOCK   INCENTIVE   PLAN,   IN ACCORDANCE WITH THE JUDGMENT OF YOUR PROXIES.

All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.

YOUR  VOTE  IS  IMPORTANT.  PLEASE  COMPLETE  YOUR  VOTING  SELECTION AND  SIGN,  DATE  AND  MAIL  YOUR  PROXY  CARD  BACK  IN  THE  ENCLOSED ENVELOPE AS SOON AS POSSIBLE!

To change the address on your account, please check the box at right and
indicate your new address in the address space above.   Please note that
changes to the registered name(s) on the account may not be submitted via this method.
Signature of Stockholder                                                                                                         Date:                                             Signature of StockholderDate:

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.   When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.